UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Adam W. Smith

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414)-765-6115

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2018

Date of reporting period: August 31, 2017

Item 1. Reports to Stockholders.

Semi–Annual Report

August 31, 2017

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Snow Capital Focused Value Fund

Class A Shares (SFOAX)

Institutional Class Shares (SFOIX)

Snow Capital Dividend Plus Fund

Class A Shares (SDPAX)

Institutional Class Shares (SDPIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

The S&P 500 Index increased by 5.7% for the six-month period ended August 31, 2017. According to Russell data, U.S. stocks as a whole delivered mixed returns with large capitalization stocks outperforming small capitalization stocks, and with growth stocks outpacing value stocks across the market capitalization spectrum. During the period, the performance gap between growth and value widened into double digits with the Russell 3000 Growth Index up 9.9%, while the Russell 3000 Value Index was flat. There have been extended stretches of time where the market rewards either growth or value, only to be followed by a reversal and subsequent outperformance by the opposite style. After years of underperformance, value stocks look like relative bargains compared to growth stocks, with valuation spreads supporting our belief that it is highly likely that value will soon outperform growth in the near-term, though the timing of the reversal and magnitude of the excess returns are uncertain.

Recently released economic data has been strong with the headline U.S. Gross Domestic Product (GDP) growth number expanding by 3% in the second quarter, well above expectations. Increased spending by businesses and consumers contributed to solid growth. Tax reform, infrastructure spending and rising capital spending should support longer-term growth. During the period, the labor market tightened with the unemployment rate declining to 4.4%. A steady pace of hiring coupled with strong consumer and business spending should bode well for future employment data. The Institute for Supply Management (ISM) reported solid figures for the month of August with Manufacturing at 58.5 and Non-Manufacturing at 55.3. Figures above 50 signal an expansion, while figures below 50 are indicative of a contraction.

The U.S. economy has been demonstrating signs of strength with accelerating GDP growth, low unemployment and a positive outlook for economic activity. These factors led the Federal Open Market Committee to increase the Federal Funds rate during the period and voting members signaled that further increases are likely in the months ahead. While U.S. interest rates are low from a historical perspective, they remain attractive compared to global fixed income rates, which may lead to strength of the dollar. Meanwhile, during the period, the yield curve flattened which may suggest slower growth in the months ahead and be a precursor to an inversion of the yield curve.

While U.S. equity valuations across the broad markets are close to record highs, we continue to find select areas offering favorable valuations and long-term investment opportunities including stocks in the Materials, Technology, Financials and Energy sectors. We believe the Materials sector should benefit from favorable valuations and increasing infrastructure spending. The majority of our Funds have a large allocation to the Technology sector. Within that sector, we hold stocks that are focused around smartphones, data center spending growth and automobile semiconductor content growth. We believe the sentiment is overly negative in the smartphone supply chain. In addition to inexpensive valuations, a steady global shift to higher-end smartphones is driving pricing power and content growth. As for data center spending growth, the shift to cloud computing and breakneck data traffic growth is driving high investment from many parties, including cloud computing providers as well as internet content companies. Within semiconductor content growth, the auto business is transforming as consumer focus on greater fuel economy standards, infotainment and computing electronics.

With reform to regulatory policies on Washington’s agenda coupled with tax relief, the Financials sector should perform well. Within the sector, we continue to favor stocks with above average interest rate exposure and the ability to increase capital returns to shareholders. Our focus within Financials is on those firms with the opportunity to grow market share and net margins throughout the economic cycle. We continue to have overweight allocations to the Energy sector across the Funds. Over the past six months, a double-digit decline in the price of oil weighed heavily on share prices and depressed valuations, which has presented a long-term investment opportunity for us. With global oil demand growing between 1-2% per year, reserves are depleting and capital investments are at historic lows. We believe that prices will rise to incentivize new drilling. In natural gas, demand remains strong, coal generating plants continue to be retired and liquid natural gas (“LNG”) exports continue to grow.

In the higher yielding sectors, including Utilities, Telecommunications, Consumer Staples and Real Estate, we continue to have little exposure. In addition to many stocks in these sectors trading at lofty valuations, we believe rising interest rates will likely curb investors’ appetites for these sectors.

In Closing

At Snow Capital Management L.P., we are bottom-up fundamental stock pickers. We do not attempt to time the market. We stay nearly fully invested at all times, holding minimal cash balances in order to service fund redemptions. We believe our investments have near to intermediate-term catalysts with attractive valuations, solid balance sheets and strong cash flows. As of August 31, 2017, our Funds’ equity holdings sell at a 20% to 40% discount to their benchmarks on next year’s earnings, book value and cash flow, while also offering competitive growth in forecasted earnings. Given our Funds’ relative discounts to their benchmarks and our outlook for the capital markets, we see sizeable potential for outperformance in the months ahead.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor, and our professional investment discipline. The Funds employ the same investment process. Your financial professional can help you determine which fund may be best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the six month period ended August 31, 2017, the Snow Capital Opportunity Fund Institutional Class Shares recorded a return of -0.52% compared to a return of 5.65% for the S&P 500 Index and a return of 0.27% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a long portfolio of 30 to 60 U.S.-listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund attempts to enhance equity returns relative to a long-only equity strategy and to lower the overall volatility of the Fund’s investment portfolio through the purchase and/or sale of short positions, options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

For the six month period ended August 31, 2017, the Materials, Health Care, and Real Estate sectors added to overall performance. In order of magnitude, the best performing stocks for the six months were:

PVH Corp (PVH) appreciated due to sales and earnings exceeding expectations, driven by strong performance of its Tommy Hilfiger and Calvin Klein brands,

especially in Europe and China. Pulte Group Inc. (PHM) shares have been strong, on higher prices and volumes driven by higher demand for new homes. Backlogs are also at ten-year highs on formation among Millennials and move-up consumers. We believe the short supply of housing stock will result in robust results and a multiple re-rating in the future. Owens-Illinois Inc. (OI) outperformance has been driven by improved volume across most geographies, earnings contribution from a joint venture with Constellation Brands, and good progress towards the company’s margin expansion goals. Additionally, the Brazilian market, previously a headwind for the company, has continued to recover. Centene Corp. (CNC) strength has been driven by strong earnings results. Additionally, there is room for better than expected cost savings in the business. More recently, Centene announced the acquisition of Fidelis, a NY-based insurance company, which is expected to lead to earnings accretion. Cemex (CX) outperformance was largely attributable to the company signing a new credit agreement, which would lower its interest costs on its debt, and allow share repurchases – which were prohibited under its past credit agreement – assuming the company remains compliant with the terms of its debt covenant. Additionally, the company has continued to reduce its debt, and is on its way to achieving its goal of reaching investment grade status.

Top Detractors from the Fund’s Return

For the six month period ended August 31, 2017, the Industrials, Consumer Staples, Information Technology, Consumer Discretionary, Energy, Financials, Telecommunication Services, and Utilities sectors detracted from overall performance.

Dick’s Sporting Goods (DKS) underperformed as the company’s comps significantly missed expectations and the company lowered its guidance due to competitive challenges. Some of Dick’s key partners such as Nike and Under Armor overextended distribution of athletic apparel, leading to irrational behaviors as retailers try to clear inventory. Chicago Bridge & Iron (CBI)’s performance has been weak as the company’s end markets remain depressed. CBI also recently announced it will suspend its dividend. NCR Corporation (NCR) shares declined following a sell-off after the company announced Blackstone would sell a portion of its stake in the company, related to a previous agreement between the two companies. Additionally, the company reported weak second quarter results, driven by a decline in software license revenue and lower than expected ATM sales. Southwestern Energy (SWN) declined largely as the result of weak expectations for natural gas prices. Teva Pharmaceuticals (TEVA) was a drag on performance, due to weakness in the company’s U.S. generic drug business, driven by an intense competitive environment. Additionally, the company announced that it would significantly cut its dividend.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Index, the Fund holds an above-average weight in the Information Technology, Materials, Energy, and Consumer Discretionary sectors, and a below-average weight in the Consumer Staples, Health Care, Telecommunication Services, Industrials, and Financials sectors as of August 31, 2017.

We reduced our exposure to Information Technology, Financials, Consumer Discretionary, Materials, Health Care, and Industrials, and increased our investments in Energy, Consumer Staples, and Telecommunication Services during the period. The Fund maintained no positions in the Real Estate and Utilities sectors as of August 31, 2017.

As of the end of August, the portfolio held 45 core long positions and was approximately 83% net long. The purchase and/or sale of short positions, options, exchange-traded funds, or other securities aim to serve as a hedge to our long equity portfolio. We are holding cash as a component of our strategies and to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase (JPM)

Under the leadership of CEO Jamie Dimon, JPM was able to navigate through the financial crisis and achieve appropriate levels of capitalization to appease regulators in the years following. Credit trends remain benign, the core loan book is growing, and litigation issues are largely behind the company. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Because of its market leading position, we believe that JPM shares will command a premium multiple compared to other banks. Any regulatory reform under the current Administration would also buoy shares.

Biogen Inc. (BIIB)

BIIB is one of the world’s largest biotech companies with a strong balance sheet and an enviable research and development pipeline. Focusing on neurology, oncology, and immunology, the company is producing and researching ways to combat diseases such as Multiple Sclerosis, Alzheimer’s, Non-Hodgkin’s Lymphoma, Crohn’s Disease, and Rheumatoid Arthritis, among others.

Bank of America Corporation (BAC)

One of the largest financial institutions in the United States, we believe that BAC may benefit from less competition and greater economies of scale over the long-term. Capital levels have been bolstered and the business model has been simplified under the direction of CEO Brian Moynihan.

MetLife Inc. (MET)

Having recently spun off its retail annuity and life insurance operations, the new MetLife, Inc. product offerings are less equity market and interest rate sensitive. In addition, the company continues to increase its International exposure. Specifically, MET will now focus on corporate benefit funding, group benefits, property and casualty and its International books. We believe MET shares will re-rate as investors embrace the lower volatility of results, lower capital requirements and higher capital returns in the future. MET also pays one of the highest dividend yields in the large cap financial segment.

Zimmer Biomet Holdings (ZBH)

With 40% market share of the knee and hip replacement business, ZBH should benefit from an aging population while being mostly insulated from changes to U.S. healthcare policy. Recently the company has had missteps with the integration of Biomet; however, the company continues to address and resolve operational issues. We believe ZBH shares should rise on merger synergies, deleveraging, a lower tax, and the launch of a robotic surgery system.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the six month period ended August 31, 2017, the Snow Capital Small Cap Value Fund Institutional Class Shares recorded a return of -6.68% compared to a return of -2.02% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 40 and 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments, at cost, from companies with market capitalizations in the range of the Russell 2000 Value® Index which as of May 31, 2017 was between $85 million and $10.5 billion.

Top Positive Contributors to the Fund’s Return

For the six month period ended August 31, 2017, the Health Care and Industrials sectors added to overall performance. In order of magnitude, the best performing stocks for the six months were:

Green Dot Corporation (GDOT) strength has been driven by multiple quarters of better than expected earnings. New products, cost savings, capital returns, and the lapping of headwinds in the business have all contributed to recent strong performance. Akorn Inc. (AKRX) shares outperformed due to the announcement that the company would be acquired by Fresenius. Atlas Air Worldwide (AAWW) shares have outperformed, as the company has reported better than expected results. Additionally, the air transport service for Amazon is ramping up and is expected to be accretive moving forward. United States Steel (X) contributed to performance, reflecting the impact of higher steel prices and protectionist measures that favor domestic steel. Stringent cost controls under the Carnegie Way program have also boosted results. Shares could continue to rise, bolstered by a multi-year facility improvement plan, a possible sale of the European operations, and/or the recovery of the oil services related tubular business. The Bancorp Inc. (TBBK) shares were up significantly after reporting first quarter results that exceeded expectations. Perhaps most importantly, credit was under control in core and runoff portfolios. The company should also be a beneficiary of rising interest rates.

Top Detractors from the Fund’s Return

For the six month period ending August 31, 2017, the Energy, Consumer Discretionary, Financials, Consumer Staples, Materials, and Information Technology sectors detracted from overall performance.

Despite strong capital and operational performance, OFG Bancorp (OFG) shares slid on macroeconomic concerns with the Puerto Rican economy. Whiting Petroleum (WLL) shares have been challenged due to weak commodity prices. Southwestern Energy (SWN) declined largely as the result of weak expectations for natural gas prices. LSB Industries (LXU) underperformed, as its earnings power has been hampered by lower product pricing in its chemical business, and as high cost debt expenses have weighed on its bottom line. Gulfport Energy (GPOR) shares also declined along with lower natural gas and oil prices.

Were there significant changes to the portfolio?

Compared to the Russell 2000 Value Index, the Fund holds an above-average weight in Information Technology, Energy, Materials, Financials and Consumer Discretionary sectors, and a below-average weight in the Health Care, Consumer Staples, and Industrials sectors. The Fund maintained a zero percent weighting in the Real Estate, Utilities and Telecommunication Services sectors as of August 31, 2017.

We reduced our exposure to Information Technology, Industrials, and Health Care, and increased our investments in Financials, Energy, Consumer Discretionary, Materials and Consumer Staples during the period.

Comments on the Fund’s Five Largest Holdings

Lannett Company (LCI)

LCI is a fully integrated pharmaceutical company that develops, manufactures, packages, markets, and distributes generic pharmaceutical products in the U.S. Based on the number of prescription transactions (according to IMS Health), LCI is currently among the top 25 generic pharmaceutical companies in the U.S. As LCI integrates their recent acquisition of Kemers-Urban (KU), the stock should begin to re-rate as the company pays down debt and the market begins to appreciate the earnings potential of the company.

PBF Energy Inc. (PBF)

PBF Energy Inc. is an independent petroleum refiner and supplier. The Company offers unbranded transportation fuels, heating oil, petrochemical feedstocks, lubricants, and other petroleum products in the United States. As refined product inventory moves toward more normalized levels, investors should begin to appreciate the earnings potential of PBF, and shares should rerate toward more historical earnings and EBITDA multiples.

American Equity Investment Life Holding (AEL)

American Equity Investment Life Holding Company develops, markets, issues, and administers annuities and life insurance products through its subsidiaries. With the favorable demographics of aging baby boomers and the volatile markets of late, AEL has seen robust demand for their products – in calm markets and even more so in turbulent markets. The recent rise in rates should help shares over the long term; in the short term, new money rates are still a drag but will rise with interest rates.

Verifone Systems (PAY)

PAY is the leading provider of credit card payment terminals to the retail, hospitability, and gas station industries. The transition to upgraded EMV (“chip card”) readers in the U.S. has been delayed which weighed on the shares and offered what we believe to be a compelling entry price point for the stock. There have been recent indications of further ramping of EMV-enabled terminal demand in late 2017, further bolstering our conviction in the stock.

United States Steel Corp. (X)

United States Steel Corporation operates as an integrated steel producer. The Company manufactures flat-rolled and tubular products with production operations in North America and Europe. The company is currently undergoing a comprehensive revitalization plan, which should lead to significant cost savings longer term. Management seems positive on the turnaround, and overall, the company seems the best positioned it has been for some time.

Snow Capital Dividend Plus Fund

How did the Fund perform?

For the six-month period ended August 31, 2017, the Snow Capital Dividend Plus Fund Institutional Class Shares returned -0.89% compared to a return of 0.46% for the Russell 1000 Value Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Dividend Plus Fund builds on our bottom-up value process with an emphasis on both income and capital appreciation. The portfolio consists of 40-70 investments that are weighted according to total expected return with up to 25% invested in foreign equity or fixed income.

Top Positive Contributors to the Fund’s Return

For the six month period ended August 31, 2017, the Financials, Consumer Discretionary, Materials, Information Technology, and Utilities sectors added to overall performance. In order of magnitude, the best performing stocks for the six months were:

Shares of Hanesbrands (HBI) have recovered throughout 2017, as operational improvements have led to record cash flow for the company. HBI’s new efficiency initiative, nicknamed Project Booster, is expected to drive sales growth, reduce costs, increase supply chain efficiency, and grow cash flow over several years. Additionally, HBI’s channel-versatile basic products are well positioned to move online, with sales representing 10% of total revenue by the end of 2017. Pulte Group Inc. (PHM) shares have been strong, on higher prices and volumes driven by higher demand for new homes. Backlogs are also at ten-year highs on formation among Millennials and move-up consumers. We believe the short supply of housing stock will result in robust results and a multiple re-rating in the future. Rio Tinto (RIO) outperformed on higher seaborne iron ore pricing and the announcement that the company would sell some of its Australian assets to Yancoal, a Chinese mining company. Bank of America (BAC), of which the Fund holds a convertible preferred position, outperformed due to rising interest rates, as well as steady results in credit card spending, investment banking, and fixed income trading. Credit quality remains favorable. We believe that earnings growth will be higher than expected — and perhaps higher than peers — as BAC cuts expenses, expands the profitability of Wealth Management, and returns to a more normal level of share repurchase. Shares of The Hartford Financial Services Group (HIG) were lifted by strong operational improvements across the board, capital returns, the absence of the annual asbestos true up, and expectations that HIG would sell its Talcott business.

Top Detractors from the Fund’s Return

For the six month period ended August 31, 2017, the Health Care, Real Estate, Telecommunication Services, Industrials, Energy, and Consumer Staples sectors detracted from overall performance.

Teva Pharmaceuticals (TEVA) was a drag on performance, due to weakness in the company’s U.S. generic drug business, driven by an intense competitive environment. Additionally, the company announced that it would significantly cut its dividend. Uniti Group Inc. (UNIT) shares were weak in sympathy to weakness in Windstream Holdings’ shares. Uniti was previously a wholly-owned subsidiary of Windstream, and Uniti’s earnings power is still highly dependent on Windstream. Centurylink (CTL) shares have underperformed as investors question the viability of the high dividend yield and the uncertainty around the acquisition of Level 3 Communications. Chicago Bridge & Iron (CBI)’s performance has been weak as the company’s end markets remain depressed. CBI also recently announced it will suspend its dividend. Boardwalk Pipeline Partners, LP (BWP) declined on fears over contract expirations in its pipeline business. The company expects to offset expiring contracts with new projects that are under construction.

Were there significant changes to the portfolio?

Compared to the Russell 1000 Value Index, the Fund holds an above-average weight in Energy, Materials, Financials, Telecommunication Services, Consumer Discretionary, Consumer Staples, and Information Technology sectors, and a below-average weight in the Health Care, Industrials, and Utilities sectors. The Fund maintained a zero percent weighting in the Real Estate sector as of August 31, 2017.

We reduced our exposure to Health Care, Information Technology, Real Estate, and Consumer Discretionary, and increased our investments in Consumer Staples, Materials, Energy, Telecommunication Services, Financials, and Utilities during the period.

Comments on the Fund’s Five Largest Holdings

JPMorgan Chase & Co (JPM)

Under the leadership of CEO Jamie Dimon, JPM was able to navigate through the financial crisis and achieve appropriate levels of capitalization to appease regulators in the years following. Credit trends remain benign, the core loan book is growing, and litigation issues are largely behind the company. The company remains focused on capital generation, cost reduction, regulatory compliance and shareholder returns. Because of its market leading position, we believe that JPM shares will command a premium multiple compared to other banks. Any regulatory reform under the current Administration would also buoy shares.

Exelon Corporation (EXC)

EXC is an integrated utility with operations in merchant and regulated power markets. The company’s assets include the largest and most efficient fleet of nuclear plants in the country. We believe EXC will benefit from a rebound in electricity prices, coal retirements, and synergies associated with recent a recent acquisition in the regulated business. We believe the company offers a compelling dividend yield and a cheap price that attributes little value to the nuclear business.

Ally Financial Preferred (ALLY A)

Ally Financial, formerly known as GMAC Inc., is the largest auto lender in the country based on consumer loans/leases outstanding. During the financial crisis, the company took $17B in TARP and equity investments from the U.S. government when mortgage related losses ballooned and liquidity vanished. Ally has since cleaned up its profile by selling ancillary businesses, exiting TARP, and selling down the government’s equity stake.

British Petroleum (BP)

BP is a dominant global energy company focused on cutting costs and returning to productive growth. The company is on track to lower cash costs by about $7 billion annually, and expects to grow core production in 2017. Management continues to move closer to reaching cash flow breakeven at $60 oil after the dividend payment and capital expenditures.

MetLife Inc. (MET)

Having recently spun off its retail annuity and life insurance operations, the new MetLife, Inc. product offerings are less equity market and interest rate sensitive. In addition, the company continues to increase its International exposure. Specifically, MET will now focus on corporate benefit funding, group benefits, property and casualty and its International books. We believe MET shares will re-rate as investors embrace the lower volatility of results, lower capital requirements and higher capital returns in the future. MET also pays one of the highest dividend yields in the large cap financial segment.

Snow Capital Focused Value Fund

How did the Fund perform?

For the six-month period ended August 31, 2017, the Snow Capital Focused Value Fund Institutional Class Shares returned 0.46% compared to a return of 0.46% for the Russell 1000 Value Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Focused Value portfolio includes a concentrated group of 18-24 stocks that is assembled using a collaborative approach, with weekly input from analysts and portfolio managers. Positions are conviction weighted to reflect potential upside and near-term catalysts.

Top Positive Contributors to the Fund’s Return

For the six month period ended August 31, 2017, the Health Care, Materials, Information Technology, Consumer Staples, and Industrials sectors added to overall performance. In order of magnitude, the best performing stocks for the six months were:

Akorn Inc. (AKRX) shares outperformed due to the announcement that the company would be acquired by Fresenius. Centene Corp (CNC) strength has been driven by strong earnings results. Additionally, there is room for better than expected cost savings in the business. More recently, Centene announced the acquisition of Fidelis, a NY-based insurance company, which is expected to lead to earnings accretion.

Pultegroup Inc (PHM) shares have been strong, as analysts have increased their estimates and the company’s multiple has re-rated, primarily driven by the company reporting strong 4Q16 results, and management calling for a positive inflection going forward. Skyworks Solutions (SWKS) shares have outperformed as the company has continued to benefit from smartphone content growth and share gains in an increasingly consolidating industry, driving increased earnings power, in line with our thesis. Cemex (CX) outperformance was largely attributable to the company signing a new credit agreement, which would lower its interest costs on its debt, and allow share repurchases — which were prohibited under its past credit agreement — assuming the company remains compliant with the terms of its debt covenant. Additionally, the company has continued to reduce its debt, and is on its way to achieve its goal of reaching investment grade status.

Top Detractors from the Fund’s Return

For the six month period ended August 31, 2017, the Energy, Consumer Discretionary, and Financials sectors detracted from overall performance.

Dick’s Sporting Goods (DKS) underperformed as the company’s comps significantly missed expectations, and the company lowered its guidance, due to competitive challenges. Some of Dick’s key partners such as Nike and Under Armor overextended distribution of athletic apparel, leading to irrational behaviors as retailers try to clear inventory. Weakness in Range Resources (RRC) shares is also largely attributable to weakness in commodity prices. Southwestern Energy (SWN) declined largely as the result of weak expectations for natural gas prices. Finisar (FNSR) underperformance was largely driven by weak 3Q results, in which the company missed consensus expectations and provided weak guidance. The company cited slowing growth in China and a company-specific technical issue as factors contributing to the miss. Declining interest rates and mixed business trends weighed on shares of VOYA Financial (VOYA) in the six months ended August 31. We believe the company will benefit from efforts to rationalize costs and shift the business mix towards higher margin business lines. VOYA’s management team has demonstrated a strong commitment to creating shareholder value through accretive share repurchase

Were there significant changes to the portfolio?

Compared to the Russell 1000 Value Index, the Fund holds an above-average weight in the Energy, Materials, Information Technology, Health Care, and Financials

sectors, and a below-average weight in the Industrials, Consumer Staples, and Consumer Discretionary sectors. The Fund maintained a zero percent weighting in the Real Estate, Utilities, and Telecommunication Services sectors as of August 31, 2017.

We reduced our exposure to Consumer Discretionary, Information Technology, Materials, and Health Care, and increased our investments in Consumer Staples, Financials, Energy, and Industrials during the period.

Comments on the Fund’s Five Largest Holdings

MetLife Inc. (MET)

Having recently spun off its retail annuity and life insurance operations, the new MetLife, Inc. product offerings are less equity market and interest rate sensitive. In addition, the company continues to increase its International exposure. Specifically, MET will now focus on corporate benefit funding, group benefits, property and casualty and its International books. We believe MET shares will re-rate as investors embrace the lower volatility of results, lower capital requirements and higher capital returns in the future. MET also pays one of the highest dividend yields in the large cap financial segment.

XLF Financial Select Sector SPDR (XLF)

XLF is an exchange-traded fund that includes financial services companies with exposure ranging from investment management to commercial and business banking. The Fund holds a position in XLF in order to maintain our desired exposure to the reflective, underlying industry while complying with the Section 12(d)(1) limit outlined in the Investment Company Act of 1940.

Skyworks Solutions (SWKS)

SWKS provides chips to smartphones for processing and filtering radio frequency signals. We believe SWKS is an attractive stock combining high content growth potential driven by 4G/5G migrations, favorable competitive dynamics following industry consolidation, and an inexpensive valuation.

Pulte Group, Inc. (PHM)

Pulte Group Inc. sells and constructs homes, and purchases, develops, and sells residential land. PHM is one of the few home builders that pays a dividend, routinely repurchases shares, and has a relatively strong balance sheet. Management has also launched its “value creation” plan. As land spending slows, SG&A should decline, and they will use excess funds to repurchase shares. This should result in significant additional cash flow generation.

Qualcomm, Inc (QCOM)

Qualcomm manufactures digital wireless communications equipment. The company licenses its technology to other companies and produces equipment and software used to track workers, assets, and software for wireless content enablement. The company pioneered CDMA technology, which is the basis for 3G connectivity, and holds exhaustive patents for any device that uses this technology worldwide.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. The Snow Capital Opportunity Fund may invest in debt securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risk of unlimited losses due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. An investment in the Funds may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indexes are unmanaged. It is not possible to invest directly in an index.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a stock divided by its trailing twelve month operating earnings per diluted share of equity.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Tangible Book Value is what an investor would expect to receive if the company liquidated all of its assets. For example, the tangible book value of company “XYZ” would be the liquidation value of all of its assets combined if they were valued on the accounting books today, including all land, capital, inventory, etc.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization

Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

Free Cash Flow (FCF) Yield is calculated as the free cash flow (defined above) per share divided by the current market price of the stock in question.

Return on Equity or ROE is calculated as net income divided by common stockholders’ equity.

Earnings per diluted share is a performance metric used to gauge the quality of a company’s earnings per share (EPS) if all convertible securities were exercised.

Market Cap is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

Valuation gaps are the differences between the growth and value indexes relative multiples including but not limited to Price-to-Earnings, Price-to-Sales, Price-to-book and Free Cash Flow.

EBITDA is earnings before interest, taxes, depreciation, and amortization, and is a way to evaluate a company’s performance without factoring in financial decisions, accounting decisions, or tax implications.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Example (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A shares only) and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees (Class A and Class C shares only) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/17 - 8/31/17).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund Expense Examples (Unaudited)

	Beginning Account Balance 3/1/17	Ending Account Balance 8/31/17	Expenses Paid During Period 3/1/17 - 8/31/17	Annualized Expense Ratio
Based on Actual Fund Returns*
Opportunity Fund
Class A	$1,000.00	$994.00	$8.24	1.64%
Class C	1,000.00	989.90	11.94	2.38
Institutional Class	1,000.00	994.80	6.99	1.39
Small Cap Value Fund
Class A	1,000.00	932.00	8.28	1.70
Class C	1,000.00	928.40	11.91	2.45
Institutional Class	1,000.00	933.20	7.07	1.45
Focused Value Fund
Class A	1,000.00	1,003.20	6.06	1.20
Institutional Class	1,000.00	1,004.60	4.80	0.95
Dividend Plus Fund
Class A	1,000.00	989.80	6.02	1.20
Institutional Class	1,000.00	991.10	4.77	0.95

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the 12-month period (365).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the information in this table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Balance 3/1/17	Ending Account Balance 8/31/17	Expenses Paid During Period 3/1/17- 8/31/17	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns*
Opportunity Fund
Class A	$1,000.00	$1,016.94	$8.34	1.64%
Class C	1,000.00	1,013.21	12.08	2.38
Institutional Class	1,000.00	1,018.20	7.07	1.39
Small Cap Value Fund
Class A	1,000.00	1,016.64	8.64	1.70
Class C	1,000.00	1,012.85	12.43	2.45
Institutional Class	1,000.00	1,017.90	7.37	1.45
Focused Value Fund
Class A	1,000.00	1,019.16	6.11	1.20
Institutional Class	1,000.00	1,020.42	4.84	0.95
Dividend Plus Fund
Class A	1,000.00	1,019.16	6.11	1.20
Institutional Class	1,000.00	1,020.42	4.84	0.95

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the 12-month period (365).

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets, at cost, in equity securities of companies with market capitalizations in the range of the Russell 2000® Value Index (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2017 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price-to-earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2017 is shown below.

*	Short securities (9.70%); options written (0.69%)

Snow Capital Focused Value Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term growth of capital. The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities, fixed income securities, or other similar investments. Under normal market conditions the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations greater than $1 billion.

Snow Capital Dividend Plus Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is long-term growth of capital and income. The Fund’s principal investment strategy is to invest in a diversified portfolio of equities, bonds, preferred stock, and options. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities that pay a dividend and are within the market capitalization range of the Russell 1000® Value Index. With respect to its remaining assets, the Fund may invest in corporate bonds, sovereign bonds, convertible bonds, preferred stocks, or other securities or instruments whose prices are linked to the value of the underlying common stock of the issuer of the securities. The Fund may have up to 25% of its net assets invested in foreign equity securities, (including issuers domiciled in emerging markets), which may be denominated in foreign currencies.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2017(1)

	One Year	Three Years	Five Years	Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	-4.33%	-6.18%	6.00%	7.95%
Class A (without sales charge)	0.99%	-4.48%	7.15%	8.82%
Class C (with sales charge)	-0.78%	-5.18%	6.35%	8.01%
Class C (without sales charge)	0.22%	-5.18%	6.35%	8.01%
Institutional Class	1.25%	-4.23%	7.42%	9.09%
Russell 2000® Value Total Return Index	13.47%	7.07%	12.51%	11.12%

	One Year	Five Years	Ten Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	4.72%	8.47%	3.76%	4.30%
Class A (without sales charge)	10.51%	9.65%	4.32%	4.80%
Class C (with sales charge)	8.67%	8.85%	3.57%	4.04%
Class C (without sales charge)	9.67%	8.85%	3.57%	4.04%
Institutional Class	10.78%	9.92%	4.58%	5.06%
S&P 500® Total Return Index	16.23%	14.34%	7.61%	8.03%
Russell 3000® Value Index	9.01%	10.46%	3.34%	3.86%

	One Year	Three Years	Since Inception (3/27/13)
Focused Value Fund
Class A (with sales charge)	4.95%	-3.81%	7.01%
Class A (without sales charge)	10.79%	-2.07%	8.32%
Institutional Class	11.12%	-1.83%	8.60%
Russell 1000® Value Total Return Index	11.58%	6.74%	11.02%

	One Year	Three Years	Since Inception (3/27/13)
Dividend Plus Fund
Class A (with sales charge)	3.07%	0.33%	7.46%
Class A (without sales charge)	8.76%	2.15%	8.78%
Institutional Class	9.03%	2.40%	9.05%
Russell 1000® Value Total Return Index	11.58%	6.74%	11.02%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The Russell 2000® Value Total Return Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Total Return Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 1000® Value Total Return Index measures the performance of large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.
(2)	Reflects 5.25% initial sales charge.

Snow Capital Small Cap Value Fund

Schedule of Investments (Unaudited)

August 31, 2017

	Shares	Value
COMMON STOCKS - 99.86%
Aerospace & Defense - 0.90%
Triumph Group, Inc.	13,806	$363,098

Air Freight & Logistics - 3.22%
Atlas Air Worldwide Holdings, Inc. (a)	19,278	1,287,770

Auto Components - 1.66%
Gentherm, Inc. (a)	21,340	664,741

Banks - 19.37%
BankUnited, Inc.	20,885	695,053
First Commonwealth Financial Corp.	105,055	1,324,744
FNB Corp.	125,984	1,598,736
Great Western Bancorp, Inc.	26,420	949,006
OFG Bancorp (b)	167,619	1,458,285
The Bancorp, Inc. (a)	41,755	327,777
Umpqua Holdings Corp.	80,865	1,415,138

		7,768,739

Capital Markets - 0.42%
Cowen, Inc. (a)	10,450	169,813

Chemicals - 3.40%
A. Schulman, Inc.	24,265	737,656
LSB Industries, Inc. (a)	102,767	626,879

		1,364,535

Commercial Services & Supplies - 1.05%
ACCO Brands Corp. (a)	38,382	420,283

Communications Equipment - 1.97%
Finisar Corp. (a)	32,760	791,154

Construction & Engineering - 0.82%
AECOM (a)	9,800	328,300

Consumer Finance - 2.41%
Green Dot Corp. - Class A (a)	20,105	968,659

Containers & Packaging - 1.31%
Owens-Illinois, Inc. (a)	21,255	523,723

Snow Capital Small Cap Value Fund

Schedule of Investments (Unaudited) (Continued)

August 31, 2017

	Shares	Value
Diversified Financial Services - 2.33%
Voya Financial, Inc.	24,500	$936,635

Electronic Equipment, Instruments & Components - 5.52%
VeriFone Systems, Inc. (a)	88,730	1,754,193
Zebra Technologies Corp. - Class A (a)	4,472	461,018

		2,215,211

Food & Staples Retailing - 0.74%
The Andersons, Inc.	9,301	296,237

Food Products - 0.80%
Omega Protein Corp.	20,295	320,661

Health Care Providers & Services - 1.19%
Molina Healthcare, Inc. (a)	7,445	476,480

Hotels, Restaurants & Leisure - 0.96%
Bloomin’ Brands, Inc.	22,625	384,851

Household Products - 0.82%
Energizer Holdings, Inc.	7,515	331,787

Insurance - 7.77%
American Equity Investment Life Holding Co.	64,540	1,791,630
CNO Financial Group, Inc.	59,360	1,326,696

		3,118,326

Machinery - 0.92%
L.B. Foster Co. - Class A	19,424	370,998

Metals & Mining - 4.29%
United States Steel Corp.	64,680	1,721,135

Multiline Retail - 3.58%
Big Lots, Inc.	30,138	1,434,569

Oil, Gas & Consumable Fuels - 13.19%
Gulfport Energy Corp. (a)	100,415	1,258,200
PBF Energy, Inc. - Class A	80,915	1,916,067
Range Resources Corp.	19,225	333,746
Southwestern Energy Co. (a)	225,045	1,226,495

Snow Capital Small Cap Value Fund

Schedule of Investments (Unaudited) (Continued)

August 31, 2017

	Shares	Value
Whiting Petroleum Corp. (a)	125,000	$558,750

		5,293,258

Pharmaceuticals - 4.82%
Lannett Co., Inc. (a)	110,365	1,936,906

Professional Services - 1.08%
On Assignment, Inc. (a)	9,105	434,309

Semiconductors & Semiconductor Equipment - 7.85%
Cypress Semiconductor Corp.	33,272	455,494
Integrated Device Technology, Inc. (a)	51,250	1,266,387
Mellanox Technologies, Ltd. (a)(b)	14,436	677,770
Synaptics, Inc. (a)	18,005	748,468

		3,148,119

Specialty Retail - 1.66%
Signet Jewelers, Ltd. (b)	8,450	532,942
Urban Outfitters, Inc. (a)	6,580	134,495

		667,437

Technology Hardware, Storage & Peripherals - 1.78%
NCR Corp. (a)	8,875	324,204
Super Micro Computer, Inc. (a)	14,600	388,725

		712,929

Textiles, Apparel & Luxury Goods - 4.03%
Skechers U.S.A., Inc. - Class A (a)	61,195	1,617,384

TOTAL COMMON STOCKS (Cost $39,407,836)		40,068,047

Snow Capital Small Cap Value Fund

Schedule of Investments (Unaudited) (Continued)

August 31, 2017

	Shares	Value
MONEY MARKET FUND - 0.10%
Fidelity Investment Money Market Funds - Government Portfolio, - Institutional Class, 0.890% (c)	40,124	$40,124

TOTAL MONEY MARKET FUNDS (Cost $40,124)		40,124

Total Investments (Cost $39,447,961) - 99.96%		40,108,171
Other Assets in Excess of Liabilities - 0.04%		16,825

TOTAL NET ASSETS - 100.00%		$40,124,996

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of August 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Investments (Unaudited)

August 31, 2017

	Shares	Value
COMMON STOCKS - 82.64%
Auto Components - 1.00%
Gentherm, Inc. (a)	63,000	$1,962,450

Banks - 7.15%
Bank of America Corp. (b)	281,600	6,727,424
JPMorgan Chase & Co. (b)	80,400	7,307,556

		14,034,980

Biotechnology - 6.80%
Amgen, Inc.	34,625	6,155,286
Biogen, Inc. (a)	22,700	7,185,913

		13,341,199

Communications Equipment - 2.97%
Finisar Corp. (a)	163,500	3,948,525
Telefonaktiebolaget LM Ericsson - ADR	322,200	1,878,426

		5,826,951

Construction & Engineering - 2.95%
AECOM (a)	151,800	5,085,300
Chicago Bridge & Iron Co. N.V. (a)(c)	57,000	703,380

		5,788,680

Construction Materials - 1.47%
Cemex SAB de CV - ADR	309,018	2,876,958

Consumer Finance - 2.52%
Ally Financial, Inc.	219,000	4,949,400

Containers & Packaging - 5.03%
International Paper Co.	102,800	5,537,836
Owens-Illinois, Inc. (a)	176,000	4,336,640

		9,874,476

Diversified Telecommunication Services - 0.90%
CenturyLink, Inc.	90,000	1,774,800

Electronic Equipment, Instruments & Components - 2.71%
VeriFone Systems, Inc. (a)	269,000	5,318,130

Snow Capital Opportunity Fund

Schedule of Investments (Unaudited) (Continued)

August 31, 2017

	Shares	Value
Food Products - 5.33%
Ingredion, Inc.	24,950	$3,089,309
Omega Protein Corp.	86,000	1,358,800
The J.M. Smucker Co.	16,300	1,707,588
Tyson Foods, Inc. - Class A	68,000	4,304,400

		10,460,097

Health Care Equipment & Supplies - 3.15%
Zimmer Biomet Holdings, Inc. (b)	54,075	6,179,150

Health Care Providers & Services - 4.00%
Centene Corp. (a)	63,500	5,641,975
Laboratory Corp. of America Holdings (a)	14,100	2,211,867

		7,853,842

Household Durables - 2.83%
PulteGroup, Inc.	215,300	5,559,046

Insurance - 5.91%
American International Group, Inc.	16,000	967,680
Athene Holding Ltd. (a)(c)	79,800	4,270,098
MetLife, Inc. (b)	135,800	6,359,514

		11,597,292

Internet Software & Services - 2.73%
Alphabet, Inc. - Class C (a)	3,600	3,381,588
Facebook, Inc. - Class A (a)	11,500	1,977,655

		5,359,243

Metals & Mining - 2.97%
Rio Tinto PLC - ADR	76,600	3,759,528
United States Steel Corp.	78,000	2,075,580

		5,835,108

Oil, Gas & Consumable Fuels - 10.34%
BP PLC - ADR	168,700	5,858,951
Chevron Corp.	19,400	2,087,828
Kinder Morgan, Inc.	188,000	3,634,040
PBF Energy, Inc. - Class A	204,000	4,830,720

Snow Capital Opportunity Fund

Schedule of Investments (Unaudited) (Continued)

August 31, 2017

	Shares	Value
Range Resources Corp.	165,000	$2,864,400
Valero Energy Corp.	15,000	1,021,500

		20,297,439

Semiconductors & Semiconductor Equipment - 2.54%
Cypress Semiconductor Corp.	76,000	1,040,440
QUALCOMM, Inc.	75,400	3,941,158

		4,981,598

Software - 1.87%
Microsoft Corp.	49,000	3,663,730

Specialty Retail - 0.79%
Abercrombie & Fitch Co. - Class A	122,000	1,554,280

Technology Hardware, Storage & Peripherals - 3.30%
Apple, Inc.	14,400	2,361,600
NCR Corp. (a)	113,004	4,128,035

		6,489,635

Textiles, Apparel & Luxury Goods - 3.38%
PVH Corp.	37,150	4,676,814
Skechers U.S.A., Inc. - Class A (a)	74,000	1,955,820

		6,632,634

TOTAL COMMON STOCKS (Cost $148,734,371)		162,211,118

	Principal Amount	Value
CORPORATE BONDS - 3.45%
W&T Offshore, Inc.
8.50%, 06/15/2019	$5,500,000	4,290,000
9.00%, 05/15/2020 (d)	1,606,981	1,414,143
8.50%, 06/15/2021 (d)	1,438,111	1,064,202

TOTAL CORPORATE BONDS (Cost $7,054,075)		6,768,345

Snow Capital Opportunity Fund

Schedule of Investments (Unaudited) (Continued)

August 31, 2017

	Shares	Value
EXCHANGE TRADED FUNDS - 2.04%
Technology Select Sector SPDR Fund	68,000	$4,000,440

TOTAL EXCHANGE TRADED FUNDS (Cost $3,844,516)		4,000,440

MONEY MARKET FUND - 11.75%
Fidelity Investments Money Market Funds - Government Portfolio, - Institutional Class, 0.890% (e)	23,071,670	23,071,670

TOTAL MONEY MARKET FUNDS (Cost $23,071,670)		23,071,670

Total Investments (Cost $182,704,632) - 99.88%		196,051,573
Other Assets in Excess of Liabilities - 0.12%		235,411

TOTAL NET ASSETS - 100.00%		$196,286,984

Percentages are stated as a percent of net assets.

ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for securities sold short.
(c)	Foreign issued security.
(d)	Securities issued pursuant to Rule 144A under the Securities Act of 1933.
(e)	Seven day yield as of August 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Securities Sold Short (Unaudited)

August 31, 2017

	Shares	Value
Securities Sold Short - (9.70)%
COMMON STOCK - (4.96)%
Capital Markets - (0.31)%
Intercontinental Exchange, Inc.	(9,420)	$(609,191)
Chemicals - (1.01)%
Air Products & Chemicals, Inc.	(4,450)	(646,897)
Ecolab, Inc.	(5,040)	(671,832)
Monsanto Co.	(5,700)	(668,040)

		(1,986,769)

Containers & Packaging - (0.34)%
Avery Dennison Corp.	(7,090)	(668,304)
Energy Equipment & Services - (0.32)%
National Oilwell Varco, Inc.	(20,330)	(623,521)
Hotels, Restaurants & Leisure - (0.32)%
Yum! Brands, Inc.	(8,090)	(621,474)
Industrial Conglomerates - (0.34)%
E.I. Du Pont de Nemours & Co.	(8,010)	(672,279)
Insurance - (0.33)%
Aon PLC (a)	(4,700)	(654,052)
Oil, Gas & Consumable Fuels - (1.62)%
Cabot Oil & Gas Corp.	(25,130)	(642,071)
Cimarex Energy Co.	(6,400)	(638,016)
Exxon Mobil Corp.	(7,920)	(604,534)
Parsley Energy, Inc.	(26,620)	(666,831)
Phillips 66	(7,500)	(628,575)

		(3,180,027)

Pharmaceuticals - (0.37)%
Bristol-Myers Squibb Co.	(11,800)	(713,664)

TOTAL COMMON STOCKS (Cost $9,587,090)		(9,729,281)

Snow Capital Opportunity Fund

Schedule of Securities Sold Short (Unaudited) (Continued)

August 31, 2017

	Shares	Value
EXCHANGE TRADED FUNDS - (4.74)%
iShares Russell 1000 Value ETF	(13,100)	$(1,516,849)
iShares Russell 2000 ETF	(44,200)	(6,176,066)
SPDR S&P 500 ETF Trust	(6,500)	(1,608,685)

TOTAL EXCHANGE TRADED FUNDS (Cost $9,049,619)		(9,301,600)

Total for Shares Sold Short (Proceeds: $18,636,709)		$(19,030,881)

(a)	Foreign issued security.

Snow Capital Opportunity Fund

Schedule of Options Written (Unaudited)

August 31, 2017

	Contracts	Notional	Value
CALL OPTIONS
Ally Financial, Inc.
Expiration: September, 2017, Exercise Price: $23.00	(500)	$(1,130,000)	$(12,500)
Alphabet, Inc. - Class C
Expiration: September, 2017, Exercise Price: $1,020.00	(7)	(657,531)	(52)
Expiration: November, 2017, Exercise Price: $940.00	(7)	(657,531)	(25,200)
Expiration: November, 2017, Exercise Price: $1,010.00	(10)	(939,330)	(11,500)
Amgen, Inc.
Expiration: January, 2018, Exercise Price: $185.00	(55)	(977,735)	(30,250)
Apple, Inc.
Expiration: September, 2017, Exercise Price: $165.00	(72)	(1,180,800)	(17,928)
Expiration: November, 2017, Exercise Price: $170.00	(72)	(1,180,800)	(34,560)
Bank of America Corp.
Expiration: December, 2017, Exercise Price: $27.00	(370)	(883,950)	(9,250)
Expiration: January, 2018, Exercise Price: $26.00	(800)	(1,911,200)	(51,200)
Biogen, Inc.
Expiration: January, 2018, Exercise Price: $305.00	(17)	(538,152)	(48,909)
Expiration: January, 2018, Exercise Price: $310.00	(50)	(1,582,800)	(124,200)
Expiration: January, 2018, Exercise Price: $315.00	(14)	(443,184)	(31,248)
BP PLC
Expiration: January, 2018, Exercise Price: $40.00	(250)	(868,250)	(2,500)

Snow Capital Opportunity Fund

Schedule of Options Written (Unaudited) (Continued)

August 31, 2017

	Contracts	Notional	Value
Centene Corp.
Expiration: September, 2017, Exercise Price: $80.00	(135)	$(1,199,475)	$(113,400)
Expiration: March, 2018, Exercise Price: $85.00	(120)	(1,066,200)	(110,040)
Expiration: March, 2018, Exercise Price: $95.00	(250)	(2,221,250)	(121,250)
Cypress Semiconductor Corp.
Expiration: September, 2017, Exercise Price: $16.00	(760)	(1,040,440)	(1,900)
Facebook, Inc. - Class A
Expiration: September, 2017, Exercise Price: $160.00	(25)	(429,925)	(30,250)
Finisar Corp.
Expiration: September, 2017, Exercise Price: $32.00	(390)	(941,850)	(2,925)
Expiration: October, 2017, Exercise Price: $28.00	(344)	(830,760)	(25,800)
International Paper Co.
Expiration: January, 2018, Exercise Price: $60.00	(30)	(915,790)	(2,340)
Expiration: January, 2018, Exercise Price: $57.50	(170)	(161,610)	(22,440)
JPMorgan Chase & Co.
Expiration: September, 2017, Exercise Price: $92.50	(100)	(908,900)	(5,000)
MetLife, Inc.
Expiration: September, 2017, Exercise Price: $60.00	(175)	(819,525)	(1,050)
Expiration: January, 2018, Exercise Price: $60.00	(270)	(1,264,410)	(13,500)
Microsoft Corp.
Expiration: November, 2017, Exercise Price: $80.00	(130)	(972,010)	(9,490)
Expiration: January, 2018, Exercise Price: $77.50	(185)	(1,383,245)	(41,070)

Snow Capital Opportunity Fund

Schedule of Options Written (Unaudited) (Continued)

August 31, 2017

	Contracts	Notional	Value
Owens-Illinois, Inc.
Expiration: November, 2017, Exercise Price: $27.00	(370)	$(911,680)	$(12,950)
PBF Energy, Inc. - Class A
Expiration: September, 2017, Exercise Price: $25.00	(500)	(1,184,000)	(12,500)
Expiration: December, 2017, Exercise Price: $24.00	(400)	(947,200)	(60,400)
Expiration: December, 2017, Exercise Price: $27.00	(370)	(876,160)	(21,460)
PulteGroup, Inc.
Expiration: January, 2018, Exercise Price: $27.00	(350)	(903,700)	(33,250)
Expiration: January, 2018, Exercise Price: $28.00	(570)	(1,471,740)	(34,200)
PVH Corp.
Expiration: October, 2017, Exercise Price: $125.00	(150)	(1,888,350)	(69,000)
Expiration: October, 2017, Exercise Price: $130.00	(74)	(931,586)	(18,315)
QUALCOMM, Inc.
Expiration: October, 2017, Exercise Price: $57.50	(180)	(940,860)	(4,320)
Rio Tinto PLC
Expiration: October, 2017, Exercise Price: $50.00	(240)	(1,777,920)	(38,400)
Skechers U.S.A., Inc. - Class A
Expiration: October, 2017, Exercise Price: $32.00	(17)	(44,931)	(255)
United States Steel Corp.
Expiration: November, 2017, Exercise Price: $27.00	(400)	(1,064,400)	(90,000)
VeriFone Systems, Inc.
Expiration: January, 2018, Exercise Price: $22.00	(250)	(494,250)	(17,500)
Expiration: January, 2018, Exercise Price: $23.00	(440)	(869,880)	(19,800)

	Contracts	Notional	Value
Zimmer Biomet Holdings, Inc.
Expiration: September, 2017, Exercise Price: $130.00	(76)	$(868,452)	$(380)
Expiration: December, 2017, Exercise Price: $135.00	(80)	(914,160)	(3,200)

			(1,335,682)

PUT OPTIONS
Ally Financial, Inc.
Expiration: September, 2017, Exercise Price: $16.00	(555)	(1,254,300)	(1,388)
Apple, Inc.
Expiration: December, 2017, Exercise Price: $145.00	(70)	(1,148,000)	(16,030)
Centene Corp.
Expiration: December, 2017, Exercise Price: $75.00	(22)	(195,470)	(2,255)

			(19,673)

Total Options Written (Premiums received $1,186,124)			$(1,355,355)

Snow Capital Focused Value Fund

Schedule of Investments (Unaudited)

August 31, 2017

	Shares	Value
COMMON STOCKS - 93.00%
Banks - 8.35%
Bank of America Corp.	3,235	$77,284
JP Morgan Chase & Co.	845	76,802

		154,086

Biotechnology - 8.48%
Amgen, Inc.	410	72,886
Biogen, Inc. (a)	264	83,571

		156,457

Communications Equipment - 2.66%
Finisar Corp. (a)	2,030	49,025

Construction & Engineering - 3.86%
AECOM (a)	2,125	71,188

Construction Materials - 3.76%
Cemex SAB de CV - ADR	7,448	69,341

Consumer Finance - 4.33%
Ally Financial, Inc.	3,535	79,891

Containers & Packaging - 4.01%
International Paper Co.	1,375	74,071

Diversified Financial Services - 3.89%
Voya Financial, Inc.	1,875	71,681

Food Products - 6.05%
Ingredion, Inc.	465	57,577
The J.M. Smucker Co.	515	53,951

		111,528

Health Care Equipment & Supplies - 4.37%
Zimmer Biomet Holdings, Inc.	705	80,560

Health Care Providers & Services - 3.77%
Centene Corp. (a)	783	69,570

Household Durables - 4.86%
PulteGroup, Inc.	3,470	89,595

Snow Capital Focused Value Fund

Schedule of Investments (Unaudited) (Continued)

August 31, 2017

	Shares	Value
Insurance - 9.29%
Athene Holding Ltd. (a)(b)	1,370	$73,309
MetLife, Inc.	2,095	98,109

		171,418

Oil, Gas & Consumable Fuels - 15.78%
BP PLC - ADR	1,895	65,813
Kinder Morgan, Inc.	4,325	83,603
PBF Energy, Inc. - Class A	2,830	67,014
Range Resources Corp.	4,305	74,735

		291,165

Semiconductors & Semiconductor Equipment - 9.54%
QUALCOMM, Inc.	1,630	85,200
Skyworks Solutions, Inc.	862	90,820

		176,020

TOTAL COMMON STOCKS (Cost $1,596,570)		1,715,596

EXCHANGE TRADED FUNDS - 5.09%
Financial Select Sector SPDR Fund	3,800	93,860

TOTAL EXCHANGE TRADED FUNDS (Cost $86,348)		93,860

MONEY MARKET FUND - 2.20%
Fidelity Investment Money Market Funds - Government Portfolio, - Institutional Class, 0.890% (c)	40,624	40,624

TOTAL MONEY MARKET FUNDS (Cost $40,624)		40,624

Total Investments (Cost $1,723,542) - 100.29%		1,850,080
Liabilities in Excess of Other Assets - (0.29)%		(5,340)

TOTAL NET ASSETS - 100.00%		$1,844,740

Percentages are stated as a percent of net assets.

Snow Capital Focused Value Fund

Schedule of Investments (Unaudited) (Continued)

August 31, 2017

ADR	- American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Seven day yield as of August 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Dividend Plus Fund

Schedule of Investments (Unaudited)

August 31, 2017

	Shares	Value
COMMON STOCKS - 88.19%
Automobiles - 2.48%
General Motors Co.	2,165	$79,109

Banks - 5.29%
FNB Corp.	1,955	24,809
JP Morgan Chase & Co.	1,325	120,429
Wells Fargo & Co.	465	23,748

		168,986

Beverages - 2.09%
Molson Coors Brewing Co.	745	66,864

Biotechnology - 2.80%
Amgen, Inc.	503	89,419

Chemicals - 1.18%
A. Schulman, Inc.	1,240	37,696

Communications Equipment - 2.11%
Telefonaktiebolaget LM Ericsson - ADR	11,535	67,249

Consumer Finance - 3.37%
Ally Financial, Inc.	4,760	107,576

Containers & Packaging - 2.64%
International Paper Co.	1,565	84,307

Diversified Telecommunication Services - 5.86%
BT Group PLC - ADR	2,310	44,121
CenturyLink, Inc.	3,670	72,372
Verizon Communications, Inc.	1,475	70,756

		187,249

Electric Utilities - 3.75%
Exelon Corp.	3,165	119,859

Food Products - 8.27%
Flowers Foods, Inc.	4,505	78,251
Ingredion, Inc.	546	67,606
The J.M. Smucker Co.	515	53,951

Snow Capital Dividend Plus Fund

Schedule of Investments (Unaudited) (Continued)

August 31, 2017

	Shares	Value
Tyson Foods, Inc. - Class A	1,015	$64,250

		264,058

Health Care Equipment & Supplies - 1.50%
Zimmer Biomet Holdings, Inc.	420	47,993

Household Durables - 3.04%
PulteGroup, Inc.	3,765	97,212

Industrial Conglomerates - 1.79%
General Electric Co.	2,325	57,079

Insurance - 8.66%
CNO Financial Group, Inc.	3,010	67,274
MetLife, Inc.	2,370	110,986
The Hartford Financial Services Group, Inc.	1,825	98,677

		276,937

Master Limited Partnerships - 6.63%
AllianceBernstein Holding L.P.	3,575	83,834
Boardwalk Pipeline Partners L.P.	4,350	65,729
Suburban Propane Partners, L.P.	2,515	62,271

		211,834

Metals & Mining - 2.83%
Rio Tinto PLC - ADR	1,840	90,307

Oil, Gas & Consumable Fuels - 14.07%
BP PLC - ADR	3,310	114,955
Kinder Morgan, Inc.	5,265	101,772
PBF Energy, Inc. - Class A	3,925	92,944
Plains All American Pipeline LP	3,870	83,824
Valero Energy Corp.	825	56,183

		449,678

Semiconductors & Semiconductor Equipment - 6.51%
Cypress Semiconductor Corp.	3,045	41,686
QUALCOMM, Inc.	1,980	103,495
Skyworks Solutions, Inc.	597	62,900

		208,081

Snow Capital Dividend Plus Fund

Schedule of Investments (Unaudited) (Continued)

August 31, 2017

	Shares	Value
Textiles, Apparel & Luxury Goods - 3.32%
Hanesbrands, Inc.	4,370	$106,017

TOTAL COMMON STOCKS (Cost $2,644,979)		2,817,510

CONVERTIBLE PREFERRED STOCKS - 3.18%
Banks - 3.18%
Bank of America Corp.	77	101,486

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $94,328)		101,486

PREFERRED STOCKS - 6.45%
Banks - 3.68%
GMAC Capital Trust I	4,490	117,279

Mortgage Real Estate Investment Trusts (REITs) - 2.77%
Annaly Capital Management, Inc.	3,515	88,613

TOTAL PREFERRED STOCKS (Cost $202,711)		205,892

MONEY MARKET FUND - 2.13%
Fidelity Investment Money Market Funds - Government Portfolio, - Institutional Class, 0.890% (a)	67,939	67,939

TOTAL MONEY MARKET FUNDS (Cost $67,939)		67,939

Total Investments (Cost $3,009,957) - 99.95%		3,192,827
Other Assets in Excess of Liabilities - 0.05%		1,670

TOTAL NET ASSETS - 100.00%		$3,194,497

Snow Capital Dividend Plus Fund

Schedule of Investments (Unaudited) (Continued)

August 31, 2017

Percentages are stated as a percent of net assets.

ADR	- American Depositary Receipt
(a)	Seven day yield as of August 31, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Unaudited)

August 31, 2017

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund

ASSETS
Investments, at value: (Cost $39,447,961, $182,704,632, $1,723,542 and $3,009,957 respectively)	$40,108,171	$196,051,573	$1,850,080	$3,192,827
Dividends and interest receivable	21,605	730,681	4,563	16,516
Receivable from Advisor	—	—	8,101	6,982
Receivable for investments sold	87,776	2,853,817	21,702	47,818
Receivable for Fund shares sold	19,851	7,412	—	—
Deposit for short sales	—	19,083,825	—	—
Other assets	16,592	46,609	3,115	2,002

TOTAL ASSETS	40,253,995	218,773,917	1,887,561	3,266,145

LIABILITIES
Short securities, at value (premiums received of $—, $18,636,709, $— and $— respectively)	—	19,030,881	—	—
Written options, at value (premiums received of $—, $1,186,124, $— and $— respectively)	—	1,355,355	—	—
Payable for investments purchased	—	1,289,486	17,360	47,370
Payable for Fund shares redeemed	48,138	475,856	—	—
Payable to affiliates	30,639	65,751	13,102	13,594
Payable to Adviser	18,763	166,508	—	—
Payable for distribution fees	11,936	59,158	30	30
Payable for shareholder servicing fees	1,592	21,601	—	—
Accrued expenses and other liabilities	17,931	22,337	12,329	10,654

TOTAL LIABILITIES	128,999	22,486,933	42,821	71,648

NET ASSETS	$40,124,996	$196,286,984	$1,844,740	$3,194,497

Net assets consist of:
Paid-in Capital	$46,856,629	$192,034,218	$1,692,164	$2,943,749
Accumulated net investment income (loss)	(233,607)	11,130,485	11,677	48,146
Accumulated net realized gain (loss)	(7,158,236)	(19,661,257)	14,361	19,732
Net unrealized appreciation/depreciation on:
Investments	660,210	13,346,941	126,538	182,870
Securities sold short	—	(394,172)	—	—
Written options	—	(169,231)	—	—

NET ASSETS	$40,124,996	$196,286,984	$1,844,740	$3,194,497

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Unaudited) (Continued)

August 31, 2017

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund		Snow Capital Dividend Plus Fund

CLASS A SHARES
Net assets	$15,739,439	$70,921,599	$14,251		$14,517
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	551,767	2,687,738	658		650
Net asset value and redemption price per share(1)	$28.53	$26.39	$21.67	(4)	$22.34	(4)
Maximum offering price per share (Net Assets Value per share divided by 0.9475)(2)	$30.11	$27.85	$22.87		$23.58

CLASS C SHARES
Net assets	$5,658,990	$23,342,285	$—		$—
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	209,847	953,005	—		—
Net asset value, redemption price and offering price per share(1) (3)	$26.97	$24.49	$—		$—

INSTITUTIONAL SHARES
Net assets	$18,726,567	$102,023,100	$1,830,489		$3,179,980
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	644,506	3,822,025	84,264		142,045
Net asset value, redemption price and offering price per share(1)	$29.06	$26.69	$21.72		$22.39

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.
(4)	Net asset value per share does not compute due to rounding.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations (Unaudited)

For the Six Months Ended August 31, 2017

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund

INVESTMENT INCOME
Dividend income(1)	$261,946	$1,565,792	$16,944	$53,973
Interest income	470	2,372,436	162	284
Other income	—	39,104	—	—

TOTAL INVESTMENT INCOME	262,416	3,977,332	17,106	54,257

EXPENSES
Management fees	278,072	1,027,541	6,097	10,556
Administration fees	57,974	131,507	53,138	53,340
Transfer agent fees and expenses	48,628	87,826	8,472	8,716
Distribution fees - Class C	25,380	97,289	—	—
Distribution fees - Class A	23,274	94,247	18	18
Federal and state registration fees	20,256	21,756	205	526
Audit and tax fees	15,598	16,882	7,728	7,728
Shareholder servicing fees - Class C	8,460	32,430	—	—
Legal fees	7,792	9,794	2,928	2,794
Reports to shareholders	6,908	21,264	958	590
Custody fees	5,638	11,772	4,292	3,366
Chief Compliance Officer fees	4,048	4,048	4,079	4,079
Trustees’ fees	3,128	3,128	3,032	3,032
Accounting expense	1,200	2,774	566	1,030
Interest expense	335	—	—	—
Dividend and interest on short positions	—	79,008	—	—
Other expenses	2,992	5,772	830	1,080

TOTAL EXPENSES	509,683	1,647,038	92,343	96,855

Less waivers and reimbursement by Advisor (Note 4)	(101,622)	—	(40,370)	(38,830)
Less waivers by Service Provider (Note 6)	—	—	(43,681)	(43,681)

NET EXPENSES	408,061	1,647,038	8,292	14,344

NET INVESTMENT INCOME (LOSS)	(145,645)	2,330,294	8,814	39,913

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations (Unaudited) (Continued)

For the Six Months Ended August 31, 2017

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,401,670	12,744,787	18,922	(40,394)
Securities sold short	—	(1,275,269)	—	—
Purchased options	—	(3,052)	—	—
Written options	—	1,813,761	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(4,791,954)	(16,343,797)	(20,648)	(17,760)
Securities sold short	—	(99,693)	—	—
Purchased options	—	2,452	—	—
Written options	—	(563,612)	—	—

NET REALIZED AND UNREALIZED LOSS	(3,390,284)	(3,724,423)	(1,726)	(58,154)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(3,535,929)	$(1,394,129)	$7,088	$(18,241)

(1)	Net of $2,411, $3,513, $253, and $521 in foreign withholding tax, and issuance fees, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 28, 2017

FROM OPERATIONS
Net investment loss	$(145,645)	$(404,021)
Net realized gain (loss) on:
Investments	1,401,670	(4,403,143)
Net change in unrealized appreciation (depreciation)
Investments	(4,791,954)	19,837,962

Increase (decrease) in net assets from operations	(3,535,929)	15,030,798

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	244,720	1,807,194
Proceeds from shares sold - Class C	94,716	534,340
Proceeds from shares sold - Institutional Class	2,532,823	8,961,173
Payments for shares redeemed - Class A(1)	(4,199,070)	(6,298,809)
Payments for shares redeemed - Class C(2)	(2,282,067)	(5,295,868)
Payments for shares redeemed - Institutional Class(3)	(10,338,682)	(16,168,468)

Net decrease from capital share transactions	(13,947,560)	(16,460,438)

TOTAL DECREASE IN NET ASSETS	(17,483,489)	(1,429,640)
NET ASSETS
Beginning of Period	$57,608,485	$59,038,125

End of Period	$40,124,996	$57,608,485

ACCUMULATED NET INVESTMENT LOSS	$(233,607)	$(87,962)

(1)	Net of redemption fees of $4 and $2 for the period ended and year ended August 31, 2017 and February 28, 2017 respectively.
(2)	Net of redemption fees of $- and $6 for the period ended and year ended August 31, 2017 and February 28, 2017 respectively.
(3)	Net of redemption fees of $8 and $2 for the period ended and year ended August 31, 2017 and February 28, 2017 respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 28, 2017

FROM OPERATIONS
Net investment income	$2,330,294	$8,729,677
Net realized gain (loss) on:
Investments	12,744,787	7,592,463
Securities sold short	(1,275,269)	(5,671,519)
Purchased options	(3,052)	(717,448)
Written options	1,813,761	462,577
Net change in unrealized appreciation (depreciation)
Investments	(16,343,797)	60,389,924
Securities sold short	(99,693)	212,724
Purchased options	2,452	(2,452)
Written options	(563,612)	394,381

Increase (decrease) in net assets from operations	(1,394,129)	71,390,327

FROM DISTRIBUTIONS
Net investment income - Institutional Class	—	(378,007)

Net decrease in net assets resulting from distributions paid	—	(378,007)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	740,491	1,869,880
Proceeds from shares sold - Class C	152,804	729,148
Proceeds from shares sold - Institutional Class	9,466,418	14,289,863
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional	—	206,054
Payments for shares redeemed - Class A(1)	(9,229,202)	(17,876,821)
Payments for shares redeemed - Class C(2)	(4,800,448)	(9,572,575)
Payments for shares redeemed - Institutional Class(3)	(15,568,397)	(26,985,795)

Net decrease from capital share transactions	(19,238,334)	(37,340,246)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,632,463)	33,672,074
NET ASSETS
Beginning of Period	$216,919,447	$183,247,373

End of Period	$196,286,984	$216,919,447

ACCUMULATED NET INVESTMENT INCOME	$11,130,485	$8,800,191

(1)	Net of redemption fees of $- and $- for the period ended and year ended August 31, 2017 and February 28, 2017 respectively.
(2)	Net of redemption fees of $1 and $- for the period ended and year ended August 31, 2017 and February 28, 2017 respectively.
(3)	Net of redemption fees of $- and $5 for the period ended and year ended August 31, 2017 and February 28, 2017 respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Focused Value Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 28, 2017

FROM OPERATIONS
Net investment income	$8,814	$8,054
Net realized gain on:
Investments	18,922	15,809
Net change in unrealized appreciation (depreciation)
Investments	(20,648)	207,385

Increase in net assets from operations	7,088	231,248

FROM DISTRIBUTIONS
Net investment income - Class A	—	(35)
Net investment income - Institutional Class	—	(5,692)

Net decrease in net assets resulting from distributions paid	—	(5,727)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Institutional Class	193,498	1,149,507
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	35
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	5,589
Payments for shares redeemed - Institutional Class	(56)	—

Net increase from capital share transactions	193,442	1,155,131

TOTAL INCREASE IN NET ASSETS	200,530	1,380,652
NET ASSETS
Beginning of Period	$1,644,210	$263,558

End of Period	$1,844,740	$1,644,210

ACCUMULATED NET INVESTMENT INCOME	$11,677	$2,863

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Dividend Plus Fund

Statements of Changes in Net Assets

	Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 28, 2017

FROM OPERATIONS
Net investment income	$39,913	$28,254
Net realized gain (loss) on:
Investments	(40,394)	76,121
Net change in unrealized appreciation (depreciation)
Investments	(17,760)	243,249

Increase (decrease) in net assets from operations	(18,241)	347,624

FROM DISTRIBUTIONS
Net investment income - Class A	—	(83)
Net investment income - Institutional Class	—	(19,171)

Net decrease in net assets resulting from distributions paid	—	(19,254)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Institutional Class	747,414	1,850,000
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	83
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	19,171
Payments for shares redeemed - Institutional Class	(2,704)	—

Net increase from capital share transactions	744,710	1,869,254

TOTAL INCREASE IN NET ASSETS	726,469	2,197,624
NET ASSETS
Beginning of Period	$2,468,028	$270,404

End of Period	$3,194,497	$2,468,028

ACCUMULATED NET INVESTMENT INCOME	$48,146	$8,233

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$30.61	$23.62	$30.94	$32.87	$27.67	$25.12

Income from investment operations:
Net investment loss(1)	(0.09)	(0.19)	(0.08)	(0.15)	(0.33)	(0.23)
Net realized and unrealized gain (loss) on investments	(1.99)	7.18	(7.13)	1.76	6.98	4.22

Total from Investment Operations	(2.08)	6.99	(7.21)	1.61	6.65	3.99

Less Distributions:
From net realized gain on investments	—	—	(0.11)	(3.54)	(1.45)	(1.44)

Total Distributions to Shareholders	—	—	(0.11)	(3.54)	(1.45)	(1.44)

Paid-in capital from redemption fees(2) (Note 2)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$28.53	$30.61	$23.62	$30.94	$32.87	$27.67

Total Return(3)(4)	(6.80)%	29.59%	(23.35)%	4.75%	23.94%	16.67%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$15,739	$21,013	$20,174	$32,604	$53,755	$27,052
Ratio of expenses to average net assets
Before expense waivers or recoupments(5)(6)	2.12%	2.05%	1.93%	1.79%	2.00%	2.80%
After expense waivers or recoupments(6)(7)	1.70%	1.71%	1.72%	1.70%	1.87%	2.00%
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments(6)	(1.03)%	(1.02)%	(0.51)%	(0.53)%	(1.18)%	(1.80)%
After expense waivers or recoupments(6)	(0.61)%	(0.68)%	(0.30)%	(0.44)%	(1.05)%	(1.00)%
Portfolio turnover rate(4)	25.69%	73.84%	60.78%	83.51%	66.22%	89.48%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)

The before expense waivers or recoupments excluding interest expenses are 2.12%, 2.04% and 1.91% for the six months ended August 31, 2017 and the years ended February 28, 2017 and February 29, 2016 respectively.

(6)	Annualized for periods less than a full year.
(7)

The after expense waivers or recoupments excluding interest expenses are 1.70%, 1.70%, and 1.70% for the six months ended August 31, 2017 and the years ended February 28, 2017 and February 29, 2016 respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$29.05	$22.58	$29.80	$32.01	$27.18	$24.89

Income from investment operations:
Net investment loss(1)	(0.19)	(0.38)	(0.26)	(0.36)	(0.54)	(0.42)
Net realized and unrealized gain (loss) on investments	(1.89)	6.85	(6.85)	1.69	6.82	4.15

Total from Investment Operations	(2.08)	6.47	(7.11)	1.33	6.28	3.73

Less Distributions:
From net realized gain on investments	—	—	(0.11)	(3.54)	(1.45)	(1.44)

Total Distributions to Shareholders	—	—	(0.11)	(3.54)	(1.45)	(1.44)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	—

Net Asset Value, End of Year	$26.97	$29.05	$22.58	$29.80	$32.01	$27.18

Total Return(3)(4)	(7.16)%	28.65%	(23.88)%	3.95%	23.00%	15.77%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$5,659	$8,394	$10,560	$18,739	$13,924	$2,692
Ratio of expenses to average net assets
Before expense waivers or recoupments(5)(6)	2.87%	2.73%	2.42%	2.50%	2.72%	3.55%
After expense waivers or recoupments(6)(7)	2.45%	2.46%	2.41%	2.45%	2.59%	2.75%
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments(6)	(1.79)%	(1.71)%	(1.00)%	(1.15)%	(1.85)%	(2.58)%
After expense waivers or recoupments(6)	(1.37)%	(1.44)%	(0.98)%	(1.10)%	(1.72)%	(1.78)%
Portfolio turnover rate(4)	25.69%	73.84%	60.78%	83.51%	66.22%	89.48%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)

The before expense waivers or recoupments excluding interest expenses are 2.87%, 2.72% and 2.41% for the six months ended August 31, 2017 and the years ended February 28, 2017 and February 29, 2016 respectively.

(6)	Annualized for periods less than a full year.
(7)

The after expense waivers or recoupments excluding interest expenses are 2.45%, 2.45%, and 2.40% for the six months ended August 31, 2017 and the years ended February 28, 2017 and February 29, 2016 respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 28, 2017	Year Ended February 29, 2016	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$31.14	$23.96	$31.31	$33.14	$27.82	$25.19

Income from investment operations:
Net investment loss(1)	(0.05)	(0.12)	(0.01)	(0.02)	(0.25)	(0.19)
Net realized and unrealized (loss) gain on investments	(2.03)	7.30	(7.23)	1.73	7.02	4.26

Total from Investment Operations	(2.08)	7.18	(7.24)	1.71	6.77	4.07

Less Distributions:
From net realized gain on investments	—	—	(0.11)	(3.54)	(1.45)	(1.44)

Total Distributions to Shareholders	—	—	(0.11)	(3.54)	(1.45)	(1.44)

Paid-in capital from redemption fees(2) (Note 2)	0.00	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$29.06	$31.14	$23.96	$31.31	$33.14	$27.82

Total Return(3)	(6.68)%	29.97%	(23.17)%	5.01%	24.24%	16.94%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$18,727	$28,201	$28,304	$57,662	$26,753	$8,570
Ratio of expenses to average net assets
Before expense waivers or recoupments(4)(5)	1.87%	1.80%	1.67%	1.57%	1.74%	2.55%
After expense waivers or recoupments(5)(6)	1.45%	1.46%	1.46%	1.45%	1.61%	1.75%
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments(5)	(0.79)%	(0.77)%	(0.24)%	(0.19)%	(0.90)%	(1.60)%
After expense waivers or recoupments(5)	(0.37)%	(0.43)%	(0.04)%	(0.07)%	(0.77)%	(0.80)%
Portfolio turnover rate(3)	25.69%	73.84%	60.78%	83.51%	66.22%	89.48%

(1)	Per share net investment loss was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Not annualized for periods less than a full year.
(4)

The before expense waivers or recoupments excluding interest expenses are 1.87%, 1.79% and 1.66% for the six months ended August 31, 2017 and the years ended February 28, 2017 and February 29, 2016 respectively.

(5)	Annualized for periods less than a full year.
(6)

The after expense waivers or recoupments excluding interest expenses are 1.45%, 1.45%, and 1.45% for the six months ended August 31, 2017 and the years ended February 28, 2017 and February 29, 2016 respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2017 (Unaudited)		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$26.55		$18.61		$27.96		$30.44	$23.35	$20.11

Income from investment operations:
Net investment income(1)	0.30		0.99		0.10		0.03	0.01	0.00 (2)
Net realized and unrealized gain (loss) on investments	(0.46)		6.95		(8.85)		1.60	7.08	3.28

Total from Investment Operations	(0.16)		7.94		(8.75)		1.63	7.09	3.28

Less Distributions:
From net investment income	—		—		—		(0.04)	—	(0.04)
From net realized gain on investments	—		—		(0.60)		(4.07)	—	—

Total Distributions to Shareholders	—		—		(0.60)		(4.11)	—	(0.04)

Paid-in capital from redemption fees (Note 2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)

Net Asset Value, End of Year	$26.39		$26.55		$18.61		$27.96	$30.44	$23.35

Total Return(3)(4)	(0.60)%		42.59%		(31.55)%		5.03%	30.36%	16.33%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$70,922		$79,907		$68,874		$116,812	$125,243	$87,352
Ratio of expenses to average net assets(5)(6)	1.64%		1.58%		1.59%		1.47%	1.51%	1.55%
Ratio of net investment income to average net assets(6)	2.23	%(7)	4.26	%(7)	0.40	%(7)	0.11%	0.04%	0.02%
Portfolio turnover rate(4)	38.27%		83.56%		67.95%		83.32%	90.69%	81.32%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)

The ratio of expenses excluding dividends and interest expenses on short positions are 1.56%, 1.54%, and 1.50% for the six months ended August 31, 2017 and the years ended February 28, 2017 and February 29, 2016 respectively.

(6)	Annualized for periods less than a full year.
(7)	The net investment income ratios include dividends on short positions and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2017 (Unaudited)		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$24.74		$17.47		$26.49		$29.20	$22.57	$19.53

Income from investment operations:
Net investment income (loss)(1)	0.08		0.77		(0.08)		(0.18)	(0.17)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.33)		6.50		(8.34)		1.54	6.80	3.17

Total from Investment Operations	(0.25)		7.27		(8.42)		1.36	6.63	3.04

Less Distributions:
From net investment income	—		—		—		—	—	—
From net realized gain on investments	—		—		(0.60)		(4.07)	—	—

Total Distributions to Shareholders	—		—		(0.60)		(4.07)	—	—

Paid-in capital from redemption fees (Note 2)	0.00	(2)	—		0.00	(2)	0.00 (2)	0.00 (2)	—

Net Asset Value, End of Year	$24.49		$24.74		$17.47		$26.49	$29.20	$22.57

Total Return(3)(4)	(1.01)%		41.53%		(32.05)%		4.27%	29.42%	15.51%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$23,342		$28,286		$27,099		$55,434	$52,955	$40,300
Ratio of expenses to average net assets(5)(6)	2.38%		2.33%		2.33%		2.18%	2.22%	2.26%
Ratio of net investment income to average net assets(6)	1.51	%(7)	3.53	%(7)	(0.37	)%(7)	(0.59)%	(0.64)%	(0.68)%
Portfolio turnover rate(4)	38.27%		83.56%		67.95%		83.32%	90.69%	81.31%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)

The ratio of expenses excluding dividends and interest expenses on short positions are 2.31%, 2.29%, and 2.25% for the six months ended August 31, 2017 and the years ended February 28, 2017 and February 29, 2016 respectively.

(6)	Annualized for periods less than a full year.
(7)	The net investment income ratios include dividends on short positions and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2017 (Unaudited)		Year Ended February 28, 2017		Year Ended February 29, 2016		Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013

Net Asset Value, Beginning of Year	$26.83		$18.83		$28.20		$30.67	$23.48	$20.25

Income from investment operations:
Net investment income(1)	0.33		1.05		0.16		0.11	0.09	0.05
Net realized and unrealized gain (loss) on investments	(0.47)		7.04		(8.93)		1.61	7.11	3.29

Total from Investment Operations	(0.14)		8.09		(8.77)		1.72	7.20	3.34

Less Distributions:
From net investment income	—		(0.09)		—		(0.12)	(0.01)	(0.11)
From net realized gain on investments	—		—		(0.60)		(4.07)	—	—

Total Distributions to Shareholders	—		(0.09)		(0.60)		(4.19)	(0.01)	(0.11)

Paid-in capital from redemption fees(2) (Note 2)	0.00		0.00		0.00		0.00	0.00	0.00

Net Asset Value, End of Year	$26.69		$26.83		$18.83		$28.20	$30.67	$23.48

Total Return(3)	(0.52)%		43.00%		(31.38)%		5.31%	30.67%	16.59%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$102,023		$108,727		$87,274		$174,530	$151,247	$109,940
Ratio of expenses to average net assets(4)(5)	1.39%		1.33%		1.33%		1.22%	1.26%	1.31%
Ratio of net investment income to average net assets(4)(5)	2.48	%(6)	4.47	%(6)	0.63	%(6)	0.36%	0.32%	0.28%
Portfolio turnover rate(3)	38.27%		83.56%		67.95%		83.32%	90.69%	81.32%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)

The ratio of expenses excluding dividends and interest expenses on short positions are 1.31%, 1.29%, and 1.25% for the six months ended August 31, 2017 and the years ended February 28, 2017 and February 29, 2016 respectively.

(6)	The net investment income ratios include dividends on short positions and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Capital Focused Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 28, 2017		Year Ended February 29, 2016	Year Ended February 28, 2015	For the Period Ended February 28, 2014(1)

Net Asset Value, Beginning of Period	$21.60	$15.96		$22.54	$24.02	$20.00

Income from investment operations:
Net investment income	0.08 (2)	0.21	(2)	0.17	0.10	0.11
Net realized and unrealized gain (loss) on investments	(0.01)	5.48		(6.58)	2.11	6.73

Total from Investment Operations	0.07	5.69		(6.41)	2.21	6.84

Less Distributions:
From net investment income	—	(0.05)		(0.14)	(0.10)	(0.11)
From net realized gain on investments	—	—		(0.03)	(3.59)	(2.71)

Total Distributions to Shareholders	—	(0.05)		(0.17)	(3.69)	(2.82)

Net Asset Value, End of Period	$21.67	$21.60		$15.96	$22.54	$24.02

Total Return(3)(4)	0.32%	35.68%		(28.52)%	8.91%	34.48%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$14	$14		$10	$15	$13
Ratio of expenses to average net assets
Before expense waivers or recoupments(5)	5.82%	16.76%		18.63%	15.37%	17.16%
After expense waivers or recoupments(5)	1.20%	1.28	%(6)	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments(5)	(3.88)%	(14.40)%		(16.40)%	(13.57)%	(15.23)%
After expense waivers or recoupments(5)	0.74%	1.08%		0.82%	0.40%	0.52%
Portfolio turnover rate(4)	39.72%	91.78%		71.87%	84.34%	87.78%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	Effective October 31, 2016, the expense cap was lowered to 1.20% from 1.40%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Focused Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 28, 2017		Year Ended February 29, 2016	Year Ended February 28, 2015	For the Period Ended February 28, 2014(1)

Net Asset Value, Beginning of Period	$21.62	$15.97		$22.56	$24.03	$20.00

Income from investment operations:
Net investment income	0.11 (2)	0.22	(2)	0.22	0.16	0.16
Net realized and unrealized gain (loss) on investments	(0.01)	5.53		(6.59)	2.12	6.74

Total from Investment Operations	0.10	5.75		(6.37)	2.28	6.90

Less Distributions:
From net investment income	—	(0.10)		(0.19)	(0.16)	(0.16)
From net realized gain on investments	—	—		(0.03)	(3.59)	(2.71)

Total Distributions to Shareholders	—	(0.10)		(0.22)	(3.75)	(2.87)

Net Asset Value, End of Period	$21.72	$21.62		$15.97	$22.56	$24.03

Total Return(3)	0.46%	36.03%		(28.37)%	9.21%	34.80%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$1,830	$1,630		$253	$353	$323
Ratio of expenses to average net assets
Before expense waivers or recoupments(4)	5.59%	16.51%		18.38%	15.12%	16.91%
After expense waivers or recoupments(4)	0.95%	1.03	%(5)	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments(4)	(3.62)%	(14.39)%		(16.15)%	(13.32)%	(14.98)%
After expense waivers or recoupments(4)	1.01%	1.09%		1.07%	0.65%	0.77%
Portfolio turnover rate(3)	39.72%	91.78%		71.87%	84.34%	87.78%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	Effective October 31, 2016, the expense cap was lowered to 0.95% from 1.15%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Dividend Plus Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 28, 2017		Year Ended February 29, 2016	Year Ended February 28, 2015	For the Period Ended February 28, 2014(1)

Net Asset Value, Beginning of Period	$22.57	$16.62		$21.54	$22.19	$20.00

Income from investment operations:
Net investment income	0.26 (2)	0.60	(2)	0.45	0.48	0.36
Net realized and unrealized gain (loss) on investments	(0.49)	5.48		(4.92)	1.88	4.09

Total from Investment Operations	(0.23)	6.08		(4.47)	2.36	4.45

Less Distributions:
From net investment income	—	(0.13)		(0.45)	(0.45)	(0.37)
From net realized gain on investments	—	—		—	(2.56)	(1.89)

Total Distributions to Shareholders	—	(0.13)		(0.45)	(3.01)	(2.26)

Net Asset Value, End of Period	$22.34	$22.57		$16.62	$21.54	$22.19

Total Return(3)(4)	(1.02)%	36.59%		(20.87)%	10.90%	22.36%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$15	$15		$11	$14	$12
Ratio of expenses to average net assets
Before expense waivers or recoupments(5)	3.76%	13.12%		20.72%	17.14%	18.29%
After expense waivers or recoupments(5)	1.20%	1.21	%(6)	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments(5)	(0.22)%	(8.98)%		(16.84)%	(13.82)%	(15.25)%
After expense waivers or recoupments(5)	2.35%	2.93%		2.64%	2.07%	1.80%
Portfolio turnover rate(4)	28.41%	81.06%		66.54%	83.58%	73.96%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	Effective October 31, 2016, the expense cap was lowered to 1.20% from 1.25%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Dividend Plus Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2017 (Unaudited)	Year Ended February 28, 2017		Year Ended February 29, 2016	Year Ended February 28, 2015	For the Period Ended February 28, 2014(1)

Net Asset Value, Beginning of Period	$22.59	$16.63		$21.55	$22.19	$20.00

Income from investment operations:
Net investment income	0.30 (2)	0.63	(2)	0.50	0.54	0.42
Net realized and unrealized gain (loss) on investments	(0.50)	5.51		(4.93)	1.89	4.08

Total from Investment Operations	(0.20)	6.14		(4.43)	2.43	4.50

Less Distributions:
From net investment income	—	(0.18)		(0.49)	(0.51)	(0.42)
From net realized gain on investments	—	—		—	(2.56)	(1.89)

Total Distributions to Shareholders	—	(0.18)		(0.49)	(3.07)	(2.31)

Net Asset Value, End of Period	$22.39	$22.59		$16.63	$21.55	$22.19

Total Return(3)	(0.89)%	36.93%		(20.67)%	11.21%	22.61%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$3,180	$2,453		$260	$327	$294
Ratio of expenses to average net assets
Before expense waivers or recoupments(4)	3.52%	12.87%		20.47%	16.89%	18.05%
After expense waivers or recoupments(4)	0.95%	0.96	%(5)	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets
Before expense waivers or recoupments(4)	0.07%	(8.98)%		(16.59)%	(13.57)%	(15.00)%
After expense waivers or recoupments(4)	2.65%	2.93%		2.89%	2.32%	2.05%
Portfolio turnover rate(3)	28.41%	81.06%		66.54%	83.58%	73.96%

(1)	Fund commenced operations on March 28, 2013.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	Effective October 31, 2016, the expense cap was lowered to 0.95% from 1.00%.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

August 31, 2017 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The investment objective of the Snow Capital Focused Value Fund is long-term growth of capital. The investment objective of the Snow Capital Dividend Plus Fund is long-term growth of capital and income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares, Class A, Class C and Institutional Class, for the Opportunity and Small Cap Value Funds and two share classes, Class A and Institutional Class, for the Focused Value and Dividend Plus Funds. The classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Each of the Snow Capital Dividend Plus Fund and the Snow Capital Focused Value Fund became effective and commenced operations on March 28, 2013. Costs incurred in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

Pursuant to a reorganization that took place after the close of business on October 28, 2016 (the “Reorganization”), the Snow Capital Focused Value Fund and Snow Capital Dividend Plus Fund are each the successor to the Snow Capital Focused Value Fund, and Snow Capital Dividend Plus Fund, both a series of the 360 Funds (the “Predecessor Funds”), respectively. The Predecessor Funds and the Funds have the same investment objectives and substantially the same strategies and investment policies.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing

Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized using the “constant yield 2” method until maturity.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the six months ended August 31, 2017, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the six months ended August 31, 2017. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2017.

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$40,068,047	$—	$—	$40,068,047

Total Equity	40,068,047	—	—	40,068,047
Money Market Funds	40,124	—	—	40,124

Total Investments in Securities	$40,108,171	$—	$—	$40,108,171

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$162,211,118	$—	$—	$162,211,118
Exchange-Traded Funds	4,000,440	—	—	4,000,440

Total Equity	166,211,558	—	—	166,211,558
Fixed Income
Corporate Bond	—	6,768,345	—	6,768,345

Total Fixed Income	—	6,768,345	—	6,768,345
Money Market Funds	23,071,670	—	—	23,071,670

Total Investments in Securities	$189,283,228	$6,768,345	$—	$196,051,573

Liabilities:
Securities Sold Short	$(19,030,881)	$—	$—	$(19,030,881)

Written Options	$(1,190,740)	$(164,615)	$—	$(1,355,355)

Snow Capital Focused Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$1,715,596	$—	$—	$1,715,596
Exchange-Traded Funds	93,860	—	—	93,860
Real Estate Investment Trust	—	—	—	—

Total Equity	1,809,456	—	—	1,809,456
Money Market Funds	40,624	—	—	40,624

Total Investments in Securities	$1,850,080	$—	$—	$1,850,080

Snow Capital Dividend Plus Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$2,817,510	$—	$—	$2,817,510
Convertible Preferred Stocks	101,486	—	—	101,486
Preferred Stocks	205,892			205,892

Total Equity	3,124,888	—	—	3,124,888
Money Market Funds	67,939	—	—	67,939

Total Investments in Securities	$3,192,827	$—	$—	$3,192,827

The Snow Capital Small Cap Value, Focused Value and Dividend Plus Funds did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2017:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$—	Options written, at value	$1,355,355

Total		$—		$1,355,355

The effect of derivative instruments on the Statement of Operations for the six months ended August 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$(3,052)	$1,813,761	$1,810,709

Total	$(3,052)	$1,813,761	$1,810,709

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$2,452	$(563,612)	$(561,160)

Total	$2,452	$(563,612)	$(561,160)

The Fund is not subject to any Master Netting Arrangements, therefore the Fund did not offset any assets or liabilities.

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions.

As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Six Months Ended August 31, 2017	Year Ended February 28, 2017
Snow Capital Small Cap Value Fund	$12	$10
Snow Capital Opportunity Fund	$1	$5
Snow Capital Focused Value Fund	$—	$—
Snow Capital Dividend Plus Fund	$—	$—

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(i)	Discounts/premiums on debt securities purchased are accreted/amortized until maturity using the constant yield 2 method.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2017	Year Ended February 29, 2016
Snow Capital Small Cap Value Fund
Ordinary Income	$—	$—
Long Term Capital Gain	$—	$282,224
Snow Capital Opportunity Fund
Ordinary Income	$378,007	$72
Long Term Capital Gain	$—	$6,175,788
Snow Capital Focused Value Fund
Ordinary Income	$5,726	$3,572
Long Term Capital Gain	$1	$—
Snow Capital Dividend Plus Fund
Ordinary Income	$19,254	$7,732
Long Term Capital Gain	$—	$—

As of February 28, 2017, the components of accumulated earnings on tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund
Cost basis of investment for Federal income tax purposes	$53,910,286	$188,070,410	$1,513,833	$2,259,043

Gross tax unrealized appreciation	9,685,434	34,945,830	184,863	249,504
Gross tax unrealized depreciation	(5,836,293)	(5,348,204)	(37,677)	(46,031)

Net tax unrealized appreciation	3,849,141	29,597,626	147,186	203,473

Undistributed ordinary income	—	8,800,191	2,863	69,539
Undistributed long-term capital gain	—	—	—	—

Total distributable earnings	—	8,800,191	2,863	69,328

Other accumulated losses	(7,044,845)	(32,750,922)	(4,561)	(4,023)

Total accumulated earnings	$(3,195,704)	$5,646,895	$145,488	$268,989

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Snow Capital Small Cap Value Fund	$386,483	$—	$(386,483)
Snow Capital Opportunity Fund	$70,514	$(70,514)	$—
Snow Capital Focused Value Fund	$1	$(1)	$—
Snow Capital Dividend Plus Fund	$(2,302)	$2,302	$—

At February 28, 2017, the Snow Capital Small Cap Value Fund deferred, on a tax basis, late-year ordinary losses of $87,962.

At February 28, 2017, the following Funds had capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended February 28, 2017.

	Short-term	Long-term
Snow Capital Small Cap Value Fund	$1,130,797	$5,826,086
Snow Capital Opportunity Fund	$24,662,175	$8,188,649
Snow Capital Focused Value Fund	$—	$4,561

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2017. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2017. At February 28, 2017, fiscal years 2014 through 2017 for all Funds remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the following annual rates based on each Fund’s average daily net assets.

Rate
Small Cap Value Fund	1.15%
Opportunity Fund	1.00%
Focused Value Fund	0.70%
Dividend Plus Fund	0.70%

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through the expiration dates listed below, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Expense Limitation Cap	Expiration Date
Small Cap Value Fund	1.45%	June 28, 2019
Opportunity Fund	1.50%	June 28, 2019
Focused Value Fund	0.95%	October 28, 2019
Dividend Plus Fund	0.95%	October 28, 2019

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	Small Cap Value Fund	Opportunity Fund	Focused Value Fund	Dividend Plus Fund
February 28, 2018	$81,305	$—	$27,819	$28,771
February 29, 2019	$147,185	$—	$57,556	$59,499
February 28, 2020	$189,231	$—	$83,549	$83,508
August 31, 2020	$101,622	$—	$40,370	$38,830

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. During the six months ended August 31, 2017, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$23,274	N/A
Class C	$25,380	$8,460
Opportunity Fund
Class A	$94,247	N/A
Class C	$97,289	$32,430
Focused Value Fund
Class A	$18	N/A
Dividend Plus Fund
Class A	$18	N/A

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the six months ended August 31, 2017, and owed as of August 31, 2017 are as follows:

Administration and Accounting	Incurred	Owed
Small Cap Value Fund	$59,174	$12,682
Opportunity Fund	$134,281	$41,165
Focused Value Fund	$16,904	$9,638
Dividend Plus Fund	$17,570	$10,803

Transfer Agency (1)	Incurred	Owed
Small Cap Value Fund	$40,712	$14,349
Opportunity Fund	$56,034	$19,121
Focused Value Fund	$4,212	$1,127
Dividend Plus Fund	$4,456	$1,276

(1)	This amount does not include sub-transfer agency fees, and therefore it does not agree to the amount on the Statement of Operations for the Small Cap Value and Opportunity Fund.

Custody	Incurred	Owed
Small Cap Value Fund	$5,638	$2,224
Opportunity Fund	$11,772	$4,078
Focused Value Fund	$4,292	$1,818
Dividend Plus Fund	$3,366	$996

The Small Cap Value and Opportunity Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer (“CCO”) is also an employee of USBFS. Each Fund’s allocation of the Trust’s CCO fee incurred for the year ended August 31, 2017, and owed as of August 31, 2017 are as follows:

CCO	Incurred	Owed
Small Cap Value Fund	$4,048	$1,384
Opportunity Fund	$4,048	$1,386
Focused Value Fund	$1,458	$519
Dividend Plus Fund	$1,458	$519

USBFS waived a portion of administration, transfer agent and CCO fees for the period March 1, 2017 through August 31, 2017.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Value Fund – Class A Shares	Period Ended August 31, 2017	Year Ended February 28, 2017
Shares Sold	8,406	67,050
Shares issued to holders in reinvestment of distributions	—	—
Shares Redeemed	(143,034)	(234,850)

Net decrease	(134,628)	(167,800)

Snow Capital Small Cap Value Fund – Class C Shares	Period Ended August 31, 2017	Year Ended February 28, 2017
Shares Sold	3,402	20,260
Shares issued to holders in reinvestment of distributions	—	—
Shares Redeemed	(82,497)	(198,958)

Net decrease	(79,095)	(178,698)

Snow Capital Small Cap Value Fund – Institutional Class Shares	Period Ended August 31, 2017	Year Ended February 28, 2017
Shares Sold	84,971	304,629
Shares issued to holders in reinvestment of distributions	—	—
Shares Redeemed	(345,980)	(580,291)

Net decrease	(261,009)	(275,662)

Snow Capital Opportunity Fund – Class A Shares	Period Ended August 31, 2017	Year Ended February 28, 2017
Shares Sold	28,114	75,690
Shares issued to holders in reinvestment of distributions	—	—
Shares Redeemed	(349,605)	(766,423)

Net decrease	(321,491)	(690,733)

Snow Capital Opportunity Fund – Class C Shares	Period Ended August 31, 2017	Year Ended February 28, 2017
Shares Sold	6,228	33,547
Shares issued to holders in reinvestment of distributions	—	—
Shares Redeemed	(196,458)	(441,061)

Net decrease	(190,230)	(407,514)

Snow Capital Opportunity Fund – Institutional Class Shares	Period Ended August 31, 2017	Year Ended February 28, 2017
Shares Sold	355,357	602,054
Shares issued to holders in reinvestment of distributions	—	8,017
Shares Redeemed	(585,971)	(1,192,886)

Net decrease	(230,614)	(582,815)

Snow Capital Focused Value Fund – Class A Shares	Period Ended August 31, 2017	Year Ended February 28, 2017
Shares sold	—	—
Shares reinvested	—	2
Shares redeemed	—	—

Net increase	—	2

Snow Capital Focused Value Fund – Institutional Class Shares	Period Ended August 31, 2017	Year Ended February 28, 2017
Shares sold	8,880	59,268
Shares reinvested	—	270
Shares redeemed	(3)	—

Net increase	8,878	59,538

Snow Capital Dividend Plus Fund – Class A Shares	Period Ended August 31, 2017	Year Ended February 28, 2017
Shares sold	—	—
Shares reinvested	—	4
Shares redeemed	—	—

Net increase	—	4

Snow Capital Dividend Plus Fund – Institutional Class Shares	Period Ended August 31, 2017	Year Ended February 28, 2017
Shares sold	33,571	92,119
Shares reinvested	—	865
Shares redeemed	(122)	—

Net increase	33,449	92,984

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended August 31, 2017 are summarized below.

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund	Snow Capital Focused Value Fund	Snow Capital Dividend Plus Fund
Purchases:
U.S. Government	$—	$—	$—	$—
Other	$12,405,540	$71,479,195	$802,100	$1,572,931
Sales:
U.S. Government	$—	$—	$—	$—
Other	$25,790,240	$107,276,845	$582,745	$829,231

(9)	Line of Credit

At August 31, 2017, the Small Cap Value Fund and the Opportunity Fund each had a line of credit with a maximum amount of borrowing for the lessor of $7,000,000 and $25,000,000, respectively, or 33% of unencumbered assets maturing August 11, 2018. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with US Bank, the Funds’ custodian. Interest was accrued at the prime rate of 3.50% through December 14, 2016, 3.75% through March 15, 2017, 4.00% through June 14, 2017 and 4.25% thereafter. There were no loans outstanding at period end. The following table provides information regarding the usage of the line of credit during the six months ended August 31, 2017.

	Days Utilized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Small Cap Value Fund	112	$475,205	$6,097	$2,681,000	7/17/2017

*	Interest expense is reported on the Statement of Operations.

(10)	Subsequent Events

On August 18, 2017, the Board of Trustees of the Trust (the “Board”) approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Snow Capital Small Cap Value Fund and Snow Capital Opportunity Fund, and the Adviser, as investment adviser of the Funds, pursuant to which the Adviser has agreed to reduce each Fund’s management fee by 0.20%, to 0.95% and 0.80%, respectively effective October 1, 2017. The Board also approved an amendment to the operating expense limitation agreement between the Trust, on behalf of the Snow Capital Small Cap Value Fund and Snow Capital Opportunity Fund, and the Adviser, pursuant to which the Adviser has agreed to reduce each Fund’s operating expense limit to 1.25% and 1.30%, respectively effective October 1, 2017.

Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 18, 2017 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Snow Capital Small Cap Value Fund (the “Small Cap Value Fund”) and the Snow Capital Opportunity Fund (the “Opportunity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Snow Capital Management L.P., the Fund’s investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 14, 2017 (the “June 14, 2017 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2018.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

Funds’ operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Richard A. Snow and Jessica W. Bemer, the Opportunity Fund’s portfolio managers, Anne S. Wickland, who serves as portfolio manager for each of the Funds, and Joshua R. Schachter, the Small Cap Value Fund’s portfolio manager, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Opportunity Fund’s Institutional Class shares for the year-to-date, one-year, three-year, five-year and ten-year periods ended April 30, 2017. The Trustees also discussed the performance of the Small Cap Value Fund’s Institutional Class shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2017. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to benchmark indices (the S&P 500 Index for the Opportunity Fund and the Russell 2000 Value Index for the Small Cap Value Fund), and in comparison to a peer group as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end mid-cap value funds for the Opportunity Fund and a peer group of U.S. open-end small value funds for the Small Cap Value Fund) (each a “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of other separately-managed accounts that were similar to the Small Cap Value Fund in terms of investment strategies. The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Opportunity Fund.

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

The Trustees noted that the Opportunity Fund’s performance for its Institutional Class shares for the year-to-date and one-year periods ended April 30, 2017 was above the Morningstar Peer Group median. The Trustees also noted that the Opportunity Fund’s performance for its Institutional Class shares for each of the three-year, five-year and ten-year periods ended April 30, 2017 was below the Morningstar Peer Group median. The Trustees noted for the one-year period ended March 31, 2017, the Opportunity Fund outperformed the S&P 500 Index. The Trustees further noted for the year-to-date, three-year, five-year and since inception periods ended March 31, 2017, the Opportunity Fund underperformed the S&P 500 Index.

The Trustees noted that the performance of the Small Cap Value Fund for its Institutional Class shares for each of the year-to-date, one-year, three-year and five-year periods ended April 30, 2017 was below the Morningstar Peer Group median. The Trustees also noted that for the year-to-date, one-year, three-year, five-year and since inception periods ended March 31, 2017, the Small Cap Value Fund’s performance underperformed the Russell 2000 Value Index. The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders could benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts and a private investment vehicle, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized each Fund’s operations following the Fund’s inception and had fully recouped those subsidies with respect to the Opportunity Fund, but had not recouped the subsidies for the Small Cap

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

Value Fund. The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 14, 2017 meeting and the August 18, 2017 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Opportunity Fund’s contractual management fee of 1.00% was above the Morningstar Peer Group average of 0.82%, but that the Adviser intended to reduce its management fee to 0.80% effective October 1, 2017. The Trustees noted that the Opportunity Fund was operating below its expense cap of 1.50% for Institutional Class shares, but also noted that the Adviser intended to reduce the expense cap to 1.30% effective October 1, 2017. The Trustees observed that the Opportunity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.33% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.10%. The Trustees also compared the fees paid by the Opportunity Fund to the fees paid by other separately-managed accounts of the Adviser that were similar to the Fund in terms of their underlying investment philosophy.

The Trustees noted that the Small Cap Value Fund’s contractual management fee of 1.15% was above the Morningstar Peer Group average and median of 0.90%, but that the Adviser intended to reduce its management fee to 0.90% effective October 1, 2017. The Trustees observed that the Small Cap Value Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 1.45% for Institutional Class shares was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.14%, but also noted that the Adviser intended to reduce the expense cap to 1.25% effective October 1, 2017. The Trustees also compared the fees paid by the Small Cap Value Fund to the fees paid by separately managed accounts and a private investment vehicle of the Adviser that were similar to the Fund in terms of their underlying investment philosophy.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared the Funds’ expenses relative to their respective peer groups and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Funds’ management fee and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees noted that while the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, the Adviser had agreed to reduce its management fee for both Funds effective October 1, 2017. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds. The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement, including an amendment to reduce each Fund’s management fee effective October 1, 2017 for an additional term ending August 31, 2018 as being in the best interests of each Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 28, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	100.00%
Focused Value Fund	90.66%
Dividend Plus Fund	33.66%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2017 was as follows:

Small Cap Value Fund	0.00%
Opportunity Fund	100.00%
Focused Value Fund	90.66%
Dividend Plus Fund	27.07%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor, Department of Accounting, Marquette University (2004-present); Chair, Department of Accounting, Marquette University (2004-2017).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with one portfolio).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	31	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	Independent Trustee, Gottex Trust (an open-end investment company with one portfolio) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Interested Trustee and Officers
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	31	President (2017-present); Chief Operating Officer (2016-present); Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2017).	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with one portfolio).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Effective July 1, 2017	N/A	Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Legal and Compliance Counsel (2011-2013), Heartland Advisors, Inc.	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012-present).	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since January 22, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present);	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877 766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877 SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 3, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel

                                                   John Buckel, President

Date: 10/31/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel

                                                   John Buckel, President

Date: 10/31/2017

By (Signature and Title)* /s/ Jennifer Lima

                                                   Jennifer Lima, Treasurer

Date: 10/31/2017

* Print the name and title of each signing officer under his or her signature.